Dreyfus Premier

Limited Term

Municipal Fund

ANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Changes in Net Assets

                            21   Financial Highlights

                            25   Notes to Financial Statements

                            31   Independent Auditors' Report

                            32   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                 Dreyfus Premier

                                                     Limited Term Municipal Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Limited Term Municipal Fund, covering the 12-month period from July 1, 2000 through June 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

While the past year has generally been difficult for the U.S. economy, we have recently seen signs that economic improvement may be in sight. The Federal Reserve Board' s aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

In our view, the implications of this economic scenario may be positive for the municipal bond market. Better economic times should help support the fiscal health of the states, cities, towns and other municipalities that issue tax-exempt bonds. Because municipal bonds generally tend to respond to supply-and-demand forces, a stronger economy may benefit the municipal marketplace.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus Premier Limited Term Municipal Fund perform relative to its benchmarks?

For the 12-month period ended June 30, 2001, the fund produced a total return of 8.32% for Class A shares, 7.69% for Class B shares, 7.80% for Class C shares and 8.59% for Class R shares, and aggregate income dividends of $0.5264, $0.4647, $0.4708 and $0.5567, respectively.(1) The fund's benchmarks, the Lehman Brothers 10-Year Municipal Bond Index and the Lehman Brothers 7-Year Municipal Bond Index, produced total returns of 9.49% and 9.18% , respectively, for the reporting period.(2) The fund's peer group, the Lipper Intermediate Municipal Debt Funds category, achieved an average total return of 8.48% for the same period as well.(3)

We attribute the fund's underperformance to our duration management strategy. During the second half of the reporting period, when interest rates fell sharply, the fund's average duration -- a measure of sensitivity to changing interest rates -- was positioned at a point modestly longer than that of its peer group. However, because prices of short-term municipal securities rose more steeply than those of intermediate-term securities, funds with shorter durations generally performed better.

What is the fund's investment approach?

The fund's goal is to seek to maximize current income exempt from federal income tax consistent with the prudent risk of capital. To pursue this objective, we attempt to add value by selecting the individual federally tax-exempt bonds that we believe are most likely to provide high federally tax-exempt current income.
We   also   actively  manage  the  portfolio's  weighted  average  maturity  in anticipation of interest-rate and supply-and-demand changes in the limited-term municipal marketplace. The fund's dollar-weighted average maturity is not expected to exceed 10 years.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

The management of the fund's average duration uses a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the fund' s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a neutral average duration.

What other factors influenced the fund's performance?

The fund was strongly influenced by changes in the U.S. economy. When the reporting period began, economic growth was robust, and most states and municipalities were in good fiscal condition. However, by the second half of the reporting period, economic conditions had begun to deteriorate, increasing the risk of recession. Tax revenues began to decline, oil prices rose dramatically and power shortages created huge increases in electricity costs, particularly in California.

In an effort to avoid a recession, the Federal Reserve Board ("the Fed") began reducing short-term interest rates in early January. Over the course of the second half of the reporting period, the Fed reduced short-term interest rates in six separate moves for a total reduction of 2.75 percentage points. These aggressive cuts resulted in lower yields for many limited-term municipal securities.

While yields throughout the limited-term range declined, the value of securities with shorter durations declined more than those with longer durations. When yields decline, prices tend to rise, benefiting securities with shorter durations the most.

In this challenging environment, we emphasized securities with a slightly longer duration than average, which we balanced with securities of a slightly shorter average duration. This strategy proved beneficial during the first six months of the period, when bonds with longer durations generally performed best. However, when interest rates began to fall in 2001, this positioning did not allow the fund to capture fully the gains of shorter term securities.

What is the fund's current strategy?

As of the end of the reporting period, we continued to favor securities with a slightly longer average duration than that of our peer group. In our view, interest rates are likely to remain stable or trend slightly lower in the coming months. We expect longer term securities to enable us to lock in higher yields for as long as practical. The fund's high credit quality also remains a major focus. As of June 30, 2001, over 60% of the fund's investments were triple-A rated.

Finally, while we have not yet made any substantial changes to the fund's sector allocation strategy, we are especially optimistic about the prospects of corporate securities from health care issuers. We believe that many of these securities were unfairly punished when the group performed poorly last year. We have continued to identify many high quality securities from health care issuers that, in our opinion, make excellent investment candidates.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Limited Term Municipal Fund Class A shares with the Lehman Brothers 10-Year Municipal Bond Index and the Lehman Brothers 7-Year Municipal Bond Index

((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN THE FUND'S CLASS A SHARES ON 6/30/91 TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 10-YEAR INDEX"), AS WELL AS TO AN INVESTMENT IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 7-YEAR INDEX") WHICH ARE DESCRIBED BELOW. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C AND CLASS R SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES. THE FUND INVESTS PRIMARILY IN INVESTMENT-GRADE MUNICIPAL BONDS WITH INTERMEDIATE MATURITIES AND EXPECTS TO MAINTAIN AN AVERAGE MATURITY OF LESS THAN 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. UNLIKE THE FUND, THE LEHMAN 10-YEAR INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THE LEHMAN 7-YEAR INDEX CONSISTS OF BONDS WITH SIMILAR CHARACTERISTICS WITH MATURITIES OF 6-8 YEARS. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES WHICH CAN CONTRIBUTE TO THE INDICES POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 6/30/01

                                                            Inception                                                     From

                                                                 Date          1 Year          5 Years       10 Years     Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (3.0%)                                                5.06%            4.77%          5.89%          --
WITHOUT SALES CHARGE                                                            8.32%            5.41%          6.21%          --

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                       12/28/94          4.69%            4.70%           --           5.53%
WITHOUT REDEMPTION                                            12/28/94          7.69%            4.86%           --           5.53%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                    12/28/94          7.06%            4.96%           --           5.57%
WITHOUT REDEMPTION                                            12/28/94          7.80%            4.96%           --           5.57%

CLASS R SHARES                                                  2/1/93          8.59%            5.67%           --           5.58%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))    THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 3%.
         AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
         .75% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.



                                                             The Fund


STATEMENT OF INVESTMENTS

June 30, 2001


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.2%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ARIZONA--2.1%

Maricopa County Unified School District
  Number 69 (Paradise Valley)

   6.35%, 7/1/2010 (Insured; MBIA)                                                              550,000                  632,434

Phoenix 6.25%, 7/1/2016                                                                       1,250,000                1,447,387

ARKANSAS--.5%

North Little Rock, Electric Revenue
   6%, 7/1/2001 (Insured; MBIA)                                                                 500,000                  500,090

CALIFORNIA--15.3%

California:

   6.80%, 10/1/2005                                                                             700,000                  782,824

   4.75%, 6/1/2008                                                                            1,000,000                1,030,590

   6.60%, 2/1/2009                                                                              510,000                  580,961

California Housing Finance Agency, Home Mortgage Revenue

   5.65%, 8/1/2006 (Insured; MBIA)                                                              655,000                  700,188

California Rural Home Mortgage Finance Authority, SFMR

   5.75%, 8/1/2009                                                                               20,000                   20,501

California Statewide Communities Development
   Authority, Multi-Family Revenue:

      (Archstone/Leclub) 5.30%, 6/1/2029                                                      1,000,000                1,024,380

      (Housing-Equity Residential) 5.20%, 12/1/2029                                           1,000,000                1,020,220

Foothill/Eastern Transportation Corridor Agency,
   Toll Road Revenue Zero Coupon,
   7/15/2009 (Insured; MBIA)                                                                  1,000,000  (a)             653,350

Franklin-McKinley School District
   5.20%, 7/1/2004 (Insured; MBIA)                                                              375,000                  392,865

Kern High School District 6.40%, 2/1/2012 (Insured; MBIA)                                       750,000                  879,172

Modesto, Wastewater Treatment Facilities Revenue
   6%, 11/1/2009 (Insured; MBIA)                                                                500,000                  568,955

Oakland Joint Powers Financing Authority, LR

   (Oakland Convention Centers)
   5.50%, 10/1/2013 (Insured; AMBAC)                                                          1,500,000                1,640,760

Sacramento Municipal Utilities District, Electrical Revenue
   5.30%, 7/1/2012                                                                            1,700,000                1,811,860

San Diego County Regional Transportation Commission,
   Sales Tax Revenue

   6%, 4/1/2004 (Insured; FGIC)                                                                 250,000                  268,205

San Francisco City and County Airport Commission,

  International Airport Revenue

   5.625%, 5/1/2006 (Insured; FGIC)                                                             500,000                  537,555


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

San Francisco City and County Public Utilities Commission,
  Water Revenue:

      6%, 11/1/2003                                                                             750,000                  793,230

      6.375%, 11/1/2006                                                                         500,000                  531,600

San Jose Redevelopment Agency, Tax Allocation

   (Merged Area Redevelopment Project)
   6%, 8/1/2009 (Insured; MBIA)                                                                 625,000                  708,556

Santa Margarita-Dana Point Authority, Revenue

   7.25%, 8/1/2007 (Insured; MBIA)                                                              500,000                  592,065

Santa Rosa, Wastewater Revenue

   6.20%, 9/1/2003 (Prerefunded 9/1/2002)
   (Insured; FGIC)                                                                              350,000  (b)             369,386

Westside Unified School District 6%, 8/1/2014
   (Insured; AMBAC)                                                                             385,000                  440,405

COLORADO--5.0%

Colorado Department of Transportation Revenue,

  Transportation, RAN

   5.25%, 6/15/2010 (Insured; MBIA)                                                           1,000,000                1,068,860

Colorado Housing Finance Authority:

   6.75%, 4/1/2015                                                                              500,000                  562,870

   6.70%, 10/1/2016                                                                             500,000                  562,505

   7.15%, 10/1/2030                                                                           1,000,000                1,137,280

Northwest Parkway Public Highway Authority, Revenue

   Zero Coupon, 6/15/2011 (Insured; AMBAC)                                                    1,000,000  (a)             591,910

University of Colorado, Enterprise System Revenue:

   5%, 6/1/2009                                                                                 500,000                  525,500

   5.50%, 6/1/2010                                                                              500,000                  542,705

CONNECTICUT--.6%

Stamford 6.60%, 1/15/2007                                                                       500,000                  568,825

FLORIDA--2.1%

Key West Utility Board, Electric Revenue

   5.75%, 10/1/2006 (Insured; AMBAC)                                                          1,000,000                1,093,790

Miami Beach Health Facilities Authority, HR
   (Mount Sinai Medical Center)

   6.70%, 11/15/2019                                                                          1,000,000                1,019,030

GEORGIA--3.1%

Chatham County Hospital Authority, Revenue
  (Memorial Health Medical Center)

   6.125%, 1/1/2024                                                                           1,000,000                1,020,860

                                                                                                           The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GEORGIA (CONTINUED)

Georgia 5.40%, 11/1/2010                                                                      1,000,000                1,085,820

Georgia Municipal Electric Authority, Power Revenue
   6%, 1/1/2006                                                                                 900,000                  973,350

ILLINOIS--5.6%

Chicago Metropolitan Water Reclamation District
  (Chicago Capital Improvement)

   7.25%, 12/1/2012                                                                           1,000,000                1,235,370

Dupage County, Community High School
   District Number 099 (Downers Grove)

   5.50%, 12/1/2014 (Insured; FSA)                                                            1,000,000                1,044,820

Illinois:

   5.60%, 6/1/2004                                                                              750,000                  778,642

   5.375%, 5/1/2013                                                                           2,000,000                2,102,820

Regional Transportation Authority
   7.75%, 6/1/2012 (Insured; FGIC)                                                              390,000                  492,991

IOWA--1.0%

Iowa Student Loan Liquidity Corp., Student Loan Revenue

   5.65%, 12/1/2005                                                                           1,000,000                1,039,960

KENTUCKY--2.5%

Kentucky Turnpike Authority, Economic Development

  Road Revenue (Revitalization Projects):

      6.50%, 7/1/2007 (Insured; AMBAC)                                                        1,000,000                1,132,010

      5.50%, 7/1/2012 (Insured; AMBAC)                                                        1,250,000                1,354,737

MASSACHUSETTS--3.0%

Massachusetts 5.75%, 9/1/2013                                                                   500,000                  544,530

Weston:

   5.625%, 3/1/2017                                                                             650,000                  692,653

   5.625%, 3/1/2018                                                                             665,000                  705,718

Worcester (Municipal Purpose Loan)
   5.75%, 10/1/2014 (Insured; MBIA)                                                           1,000,000                1,060,990

MICHIGAN--2.2%

Fowlerville Community School District

   6.50%, 5/1/2006 (Insured; MBIA)                                                              555,000                  619,202

Michigan Building Authority, Revenue
   6.40%, 10/1/2004 (Insured; FSA)

   (Prerefunded 10/1/2001)                                                                    1,000,000  (b)           1,029,270

Saint John's Public Schools (Qualified School Board Loan Fund)

   6.50%, 5/1/2006 (Insured; FGIC)                                                              525,000                  585,732



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MISSISSIPPI--.3%

Mississippi Higher Education Assisstance Corporation,
  Student Loan Revenue

   6.05%, 9/1/2007                                                                              330,000                  339,748

MISSOURI--2.1%

Saint Louis, Airport Revenue
  (Airport Development Program)

   5%, 7/1/2011 (Insured; MBIA)                                                               2,000,000                2,095,460

NEW JERSEY--6.6%

New Jersey 6%, 2/15/2011                                                                      1,000,000                1,129,860

New Jersey Economic Development Authority, Revenue:

   (School Facilities Construction)
      5.50%, 6/15/2012 (Insured; AMBAC)                                                       2,000,000                2,183,280

   (Transportation Project)
      5.875%, 5/1/2014 (Insured; FSA)                                                         1,000,000                1,090,260

New Jersey State Highway Authority, General Revenue

   (Garden State Parkway) 5%, 1/1/2009 (Insured; FGIC)                                        1,060,000  (c)           1,111,643

New Jersey Transportation Corporation

   COP (Federal Transit Administration Grants)
   5.50%, 9/15/2009 (Insured; AMBAC)                                                          1,000,000                1,093,420

NEW YORK--14.5%

Amherst, Public Improvement
   6.20%, 4/1/2002 (Insured; FGIC)                                                              150,000                  154,024

Greece Central School District 6%, 6/15/2010                                                    225,000                  255,251

Hempstead Town (Various Purpose)
   6.30%, 1/1/2002 (Insured; AMBAC)                                                             150,000                  152,766

Metropolitan Transportation Authority:

  Commuter Facilities Revenue:

      5.50%, 7/1/2007 (Insured; AMBAC)                                                        1,000,000                1,091,920

      (Grand Central Terminal)
         5.70% 7/1/2024 (Insured; FSA)                                                          200,000                  207,196

   Transportation Facilities Revenue
      6.30%, 7/1/2007 (Insured; MBIA)                                                           250,000                  283,062

Monroe County, Public Improvement:

   7%, 6/1/2003 (Insured; FGIC)                                                                 120,000                  128,885

   7%, 6/1/2003 (Insured; FGIC)                                                                  80,000                   85,846

Municipal Assistance Corporation for the City of New York

   6%, 7/1/2005 (Insured; AMBAC)                                                                100,000                  109,288

Nassau County 6.30%, 11/1/2003 (Insured; FGIC)                                                  200,000                  214,298

                                                                                                            The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City:

   7%, 8/1/2006                                                                                 300,000                  342,018

   6.20%, 8/1/2007 (Prerefunded 8/1/2004)                                                        60,000  (b)              66,040

   6.20%, 8/1/2007                                                                              940,000                1,010,970

   5.75%, 8/1/2012                                                                              545,000                  581,913

   5.75%, 8/1/2013                                                                            1,650,000                1,785,779

New York City Municipal Water Finance Authority,

  Water and Sewer Systems Revenue:

   5.75%, 6/15/2026 (Insured; MBIA)                                                           1,255,000                1,311,852

New York City Transit Finance Authority, Revenue
   (Future Tax Secured) 6.125%, 11/15/2014                                                    1,000,000                1,126,720

New York State Dormitory Authority, Revenue:

   (Consolidated City University) 5.75%, 7/1/2018 (Insured; FSA)                                200,000                  220,316

   (FIT Student Housing) 5.75%, 7/1/2006 (Insured; AMBAC)                                       130,000                  141,921

   (Mental Health Services Facilities):

      6%, 8/15/2005                                                                              10,000                   10,995

      6%, 8/15/2005                                                                             990,000                1,076,576

   (Vassar College) 6%, 7/1/2005                                                                250,000                  272,535

New York State Power Authority, General Purpose Revenue

   7%, 1/1/2018 (Prerefunded 1/1/2010)                                                          300,000  (b)             361,824

New York State Thruway Authority
   (Highway and Bridge Trust Fund):

      5.50%, 4/1/2007 (Insured; FGIC)                                                           500,000                  541,795

      6%, 4/1/2016 (Insured; FSA)                                                             1,000,000                1,101,660

New York State Urban Development Corp., Revenue:

   (Corporation Purpose) 5.50%, 7/1/2005                                                        200,000                  214,480

   (Higher Education Technology Grants)
      5.75%, 4/1/2015 (Insured; MBIA)                                                           500,000                  525,265

Orange County:

   5.10%, 11/15/2002                                                                            130,000                  134,130

   5.50%, 11/15/2007                                                                            250,000                  273,933

Port Washington Union Free School District 6%, 8/1/2001                                         125,000                  125,373

Triborough Bridge and Tunnel Authority

  General Purpose Revenue:

      5.75%, 1/1/2005                                                                           250,000                  268,193

      5.90%, 1/1/2007                                                                           100,000                  109,797

Westchester County 6.625%, 11/1/2004                                                            250,000                  276,898

NORTH CAROLINA--3.9%

Concord, COP 5.50%, 6/1/2011 (Insured; MBIA)                                                  1,000,000                1,082,200

Guilford County, Public Improvement 5.10%, 10/1/2014                                          1,500,000                1,551,840

Mecklenburg County 5.50%, 4/1/2011                                                            1,195,000                1,304,713


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO--3.3%

Akron, Sewer System Revenue
   6%, 12/1/2014 (Insured; AMBAC)                                                               500,000                  549,005

Clermont County, Hospital Facilities Revenue

   (Mercy Health System) 5.25%, 9/1/2003 (Insured; AMBAC)                                       685,000                  714,284

Ohio Building Authority, State Facilities
   (Sports Building Fund Project) 5.50%, 4/1/2014                                             1,945,000                2,063,139

OKLAHOMA--2.2%

Oklahoma Capital Improvement Authority,
  State Highway Capital Improvement Revenue

   5%, 12/1/2011 (Insured; MBIA)                                                              2,050,000                2,157,994

OREGON--2.7%

Tri County Metropolitan Transportation District
  (Light Rail Extension)

   5.60%, 7/1/2003 (Prerefunded 7/1/2002)                                                       250,000  (b)             259,615

Washington County 5%, 6/1/2018                                                                1,000,000                  994,880

Washington and Clackamas Counties
   (School District Number 23 J Tigard)

   5.25%, 6/1/2012 (Insured; FGIC)                                                            1,405,000                1,493,220

PENNSYLVANIA--3.0%

Montgomery County Industrial Development Authority
  (Peco Energy Company Project)

   5.30%, 10/1/2034                                                                           1,000,000                1,031,240

Pennsylvania Higher Educational Facilities Authority,
   Health Services Revenue

   (University of Pennsylvania) 7%, 1/1/2008                                                  1,800,000                1,940,382

SOUTH CAROLINA--1.3%

Tobacco Settlement Revenue Management Authority,

   Tobacco Settlement Revenue 6.375%, 5/15/2028                                               1,300,000                1,336,855

TENNESSEE--.3%

Shelby County Health and Educational Housing Facilities Board

   (Saint Judes Childrens Research) 5%, 7/1/2009                                                300,000                  308,667

TEXAS--3.5%

Fort Bend Independant School District
  (Permanent School Fund Guaranteed)

   6.60%, 2/15/2004                                                                             875,000                  942,288

Harris County, Toll Road 6%, 8/1/2009 (Insured; FGIC)                                         1,000,000                1,115,430

Lewisville Independant School District (Building Bonds)

  (Permanent School Fund Guaranteed):

      7.50%, 8/15/2006                                                                          650,000                  754,975

      7.50%, 8/15/2007                                                                          600,000                  707,556

                                                                                                            The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTAH--.6%

Intermountain Power Agency, Power Supply Revenue

   6.25%, 7/1/2009 (Insured; FSA)                                                               500,000                  563,105

VIRGINIA--2.1%

Newport News, Industrial Development Authority,
  IDR (Advanced Shipbuilding Carrier)

   5.50%, 9/1/2010                                                                            1,000,000                1,092,880

Virginia Transportation Board,
   Transportation Contract Revenue

   (Route 28 Project) 6%, 4/1/2005                                                            1,000,000                1,036,710

WASHINGTON--2.8%

Seattle Municipal Light and Power Revenue                                                     1,000,000                1,069,330

  5.50%, 12/1/2010

Washington Public Power Supply System, Revenue

  (Nuclear Project Number 1):

      6%, 7/1/2006 (Insured; MBIA)                                                              500,000                  546,495

      7%, 7/1/2008                                                                            1,000,000                1,154,960

WISCONSIN--1.3%

Kenosha, Waterworks Revenue 5%, 12/1/2012 (Insured; FGIC)                                       750,000                  770,678

Wisconsin, Health and Educational Facilities Revenue

   (Aurora Medical Group Inc.)
   5.75%, 11/15/2007 (Insured; FSA)                                                             500,000                  543,935

U. S. RELATED--3.7%

Commonwealth of Puerto Rico
   6.25%, 7/1/2011 (Insured; MBIA)                                                              950,000                1,108,185

Puerto Rico Electric Power Authority, Power Revenue

   6.50%, 7/1/2006 (Insured; MBIA)                                                              625,000                  706,581

Puerto Rico Highway and Transporation Authority,

   Highway Revenue 6.25%, 7/1/2009 (Insured; MBIA)                                              150,000                  171,875

Puerto Rico Public Buildings Authority,
   Government Guaranteed Facilities

   6.25%, 7/1/2010 (Insured; AMBAC)                                                             750,000                  867,038

University of Puerto Rico, University Revenue

   6.25%, 6/1/2008 (Insured; MBIA)                                                              750,000                  853,800

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $93,434,448)                                                                                                 97,501,334


                                                                                               Principal
SHORT-TERM MUNICIPAL INVESTMENTS--2.5%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--1.4%

California Pollution Control Financing Authority, PCR, VRDN

   3.60% (LOC; Morgan Guaranty Trust)                                                         1,400,000  (d)           1,400,000

MASSACHUSETTS--1.1%

Massachusetts Central Artery, VRDN 3.35%                                                      1,100,000  (d)           1,100,000

TOTAL SHORT-TERM MUNICIPAL INVESMENTS
   (cost $2,500,000)                                                                                                   2,500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $95,934,448)                                                              99.7%              100,001,334

CASH AND RECEIVABLES (NET)                                                                          .3%                  317,832

NET ASSETS                                                                                       100.0%              100,319,166

                                                                                                           The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                American Municipal Bond
                          Assurance Corporation

COP                  Certificate of Participation

FGIC                 Financial Guaranty Insurance
                          Company

FSA                  Financial Security Assurance

HR                   Hospital Revenue

IDR                  Industrial Development Revenue

LOC                  Letter of Credit

LR                   Lease Revenue

MBIA                 Municipal Bond Investors Assurance
                          Insurance Corporation

PCR                  Pollution Control Revenue

RAN                  Revenue Anticipation Notes

SFMR                 Single Family Mortgage Revenue

VRDN                 Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              60.8

AA                               Aa                              AA                                               23.3

A                                A                               A                                                11.4

BBB                              Baa                             BBB                                               2.0

F1                               MIG1/P1                         SP1/A1                                            2.5

                                                                                                                 100.0

(A)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME STATED COUPON RATE BECOMES
     EFFECTIVE UNTIL MATURITY.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  PURCHASED ON A DELAYED DELIVERY BASIS.

(D)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments 95,934,448  100,001,334

Interest receivable                                                   1,544,985

Receivable for shares of Beneficial Interest subscribed                 141,742

                                                                    101,688,061
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    85,405

Cash overdraft due to Custodian                                         164,372

Payable for investment securities purchased                           1,108,810

Payable for shares of Beneficial Interest redeemed                        2,352

Other liabilities                                                         7,956

                                                                      1,368,895
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      100,319,166
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      95,730,906

Accumulated net realized gain (loss) on investments                     521,374

Accumulated net unrealized appreciation
  (depreciation) on investments--Note 3                               4,066,886
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      100,319,166

NET ASSET VALUE PER SHARE

                                                       Class A              Class B            Class C                Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                      24,425,769             5,955,907          1,822,933             68,114,557

Shares Outstanding                                   1,971,195               480,897            146,665              5,498,408
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                            12.39                 12.38              12.43                 12.39

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                              The Fund


STATEMENT OF OPERATIONS

Year Ended June 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,006,730

EXPENSES:

Management fee--Note 2(a)                                              495,666

Distribution and service fees--Note 2(b)                                96,173

Loan commitment fees--Note 4                                               731

TOTAL EXPENSES                                                         592,570

INVESTMENT INCOME--NET                                               4,414,160
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                              1,097,364

Net realized gain (loss) on financial futures                        (161,612)

NET REALIZED GAIN (LOSS)                                               935,752

Net unrealized appreciation (depreciation) on investments            2,679,003

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,614,755

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 8,028,915

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended June 30,
                                             -----------------------------------

                                                     2001               2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,414,160           4,306,259

Net realized gain (loss) on investments           935,752            (401,169)

Net unrealized appreciation
   (depreciation) on investments                2,679,003            (279,054)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    8,028,915           3,626,036
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (968,116)          (1,083,212)

Class B shares                                  (168,319)            (129,806)

Class C shares                                   (31,307)             (45,769)

Class R shares                                (3,246,418)          (3,047,472)

TOTAL DIVIDENDS                               (4,414,160)          (4,306,259)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  5,499,306          20,413,976

Class B shares                                  3,065,404           2,609,009

Class C shares                                  1,469,530             307,629

Class R shares                                 12,650,774          29,787,357

Dividends reinvested:

Class A shares                                    614,515            726,373

Class B shares                                     80,585             66,416

Class C shares                                     17,921             38,848

Class R shares                                  1,169,139           1,303,137

Cost of shares redeemed:

Class A shares                                (5,255,308)         (25,264,246)

Class B shares                                (1,206,848)          (1,572,247)

Class C shares                                  (297,487)          (1,256,085)

Class R shares                               (17,316,263)         (26,238,929)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS             491,268               921,238

TOTAL INCREASE (DECREASE) IN NET ASSETS       4,106,023               241,015
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            96,213,143          95,972,128

END OF PERIOD                                 100,319,166           96,213,143

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended June 30,
                                               ---------------------------------

                                                     2001               2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       447,855           1,730,049

Shares issued for dividends reinvested             50,188              61,206

Shares redeemed                                 (430,509)          (2,139,755)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      67,534            (348,500)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       248,983             220,174

Shares issued for dividends reinvested              6,582               5,607

Shares redeemed                                  (98,882)            (132,672)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     156,683               93,109
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       118,439               25,977

Shares issued for dividends reinvested              1,457                3,261

Shares redeemed                                  (24,425)            (105,238)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      95,471             (76,000)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                     1,039,588            2,511,584

Shares issued for dividends reinvested             95,580              109,871

Shares redeemed                               (1,416,317)          (2,212,146)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (281,149)              409,309

(A) DURING THE PERIOD ENDED JUNE 30, 2001, 32,942 CLASS B SHARES REPRESENTING $401,122 WERE AUTOMATICALLY CONVERTED TO 32,931 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                         Year Ended June 30,
                                                                 -------------------------------------------------------------------

CLASS A SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.94          12.03          12.32          12.12         11.89

Investment Operations:

Investment income--net                                            .52            .52            .50            .52           .54

Net realized and unrealized gain
   (loss) on investments                                          .45           (.09)           (.28)          .26           .26

Total from investment operations                                  .97            .43             .22           .78           .80

Distributions:

Dividends from investment income--net                           (.52)          (.52)          (.50)           (.52)          (.54)

Dividends from net realized
   gain on investments                                             --           --            (.01)           (.06)          (.03)

Total Distributions                                             (.52)          (.52)          (.51)           (.58)          (.57)

Net asset value, end of period                                  12.39         11.94          12.03           12.32          12.12
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                             8.32          3.67           1.78            6.52          6.92
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .75           .75            .79            .77           .75

Ratio of net investment income

   to average net assets                                         4.29          4.36           4.06           4.24          4.52

Portfolio Turnover Rate                                         55.32         45.65          28.19          14.62         30.50
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          24,426        22,733         27,084         17,423        17,323

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                   The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                  Year Ended June 30,
                                                                 -------------------------------------------------------------------

CLASS B SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.94          12.02           12.31          12.12         11.89

Investment Operations:

Investment income--net                                            .46            .46             .44            .46           .48

Net realized and unrealized gain
   (loss) on investments                                          .44           (.08)           (.28)           .25           .26

Total from investment operations                                  .90            .38             .16            .71           .74

Distributions:

Dividends from investment income--net                           (.46)          (.46)            (.44)         (.46)          (.48)

Dividends from net realized
   gain on investments                                             --            --            (.01)          (.06)          (.03)

Total Distributions                                             (.46)          (.46)           (.45)          (.52)          (.51)

Net asset value, end of period                                  12.38          11.94          12.02           12.31         12.12
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                             7.69           3.24           1.25           5.89          6.38
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.25           1.25           1.28           1.27          1.25

Ratio of net investment income

   to average net assets                                         3.77           3.87           3.55           3.68          4.01

Portfolio Turnover Rate                                         55.32          45.65          28.19          14.62         30.50
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           5,956          3,870          2,779          1,240           551

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                                 Year Ended June 30,
                                                                 -------------------------------------------------------------------

CLASS C SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.98          12.06          12.34          12.14         11.90

Investment Operations:

Investment income--net                                            .47            .46            .44            .46           .49

Net realized and unrealized gain
   (loss) on investments                                          .45           (.08)          (.27)           .26           .27

Total from investment operations                                  .92            .38            .17            .72           .76

Distributions:

Dividends from investment income--net                           (.47)          (.46)          (.44)           (.46)         (.49)

Dividends from net realized
   gain on investments                                             --            --           (.01)           (.06)         (.03)

Total Distributions                                             (.47)          (.46)          (.45)           (.52)         (.52)

Net asset value, end of period                                 12.43          11.98          12.06           12.34         12.14
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                            7.80           3.25           1.35           6.02          6.50
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.25          1.26           1.26           1.27          1.27

Ratio of net investment income

   to average net assets                                         3.72          3.86           3.58           3.71          4.17

Portfolio Turnover Rate                                         55.32         45.65          28.19          14.62         30.50
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           1,823           613          1,534            209            74

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                         The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                               Year Ended June 30,
                                                                 -------------------------------------------------------------------

CLASS R SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.94          12.02          12.31          12.12         11.89

Investment Operations:

Investment income--net                                            .56            .55            .53            .55           .57

Net realized and unrealized gain
   (loss) on investments                                          .45           (.08)          (.28)           .25           .26

Total from investment operations                                 1.01            .47            .25            .80           .83

Distributions:

Dividends from investment income--net                            (.56)          (.55)          (.53)          (.55)         (.57)

Dividends from net realized
   gain on investments                                             --            --            (.01)          (.06)         (.03)

Total Distributions                                             (.56)          (.55)          (.54)           (.61)         (.60)

Net asset value, end of period                                 12.39          11.94          12.02           12.31         12.12
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                8.59           4.01           2.02            6.69          7.17
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA ($):

Ratio of expenses to average net assets                          .50            .50            .54            .52           .50

Ratio of net investment income

   to average net assets                                         4.56          4.61           4.32           4.47          4.77

Portfolio Turnover Rate                                         55.32         45.65          28.19          14.62         30.50
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          68,115        68,997         64,575         43,018        25,741

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term Municipal Fund (the "fund" ) is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the " Trust" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series including the fund. The fund' s investment objective is to maximize current income exempt from Federal income tax consistent with the prudent risk of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c) Financial futures: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 2001, there were no financial futures contracts outstanding.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., the Trust and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

The Distributor retained $3,521 during the period ended June 30, 2001, from commissions earned on sales of the fund's shares.

(b) Distribution and service plan: Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares may pay the Distributor for distributing their shares at an aggregate annual rate of
 .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended June 30, 2001, Class A, Class B and Class C shares were charged $56,364, $22,329 and $4,210, respectively, pursuant to the Plans. During the period ended June 30, 2001, Class B and Class C shares were charged $11,165 and $2,105, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 2001, amounted to $55,649,471 and $52,801,819, respectively.

At June 30, 2001, accumulated net unrealized appreciation on investments was $4,066,886, consisting of $4,147,837 gross unrealized appreciation and $80,951 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2001, the fund did not borrow under the Facility.


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
The Dreyfus/Laurel Tax-Free Municipal Funds:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Limited Term Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Fund"), including the statement of investments, as of June 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/KPMG

New York, New York
July 30, 2001

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended June 30, 2001 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.


                        For More Information

                        Dreyfus Premier
                        Limited Term
                        Municipal Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  347AR0601



Dreyfus

BASIC New York

Municipal Money Market Fund

ANNUAL REPORT June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the funds portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            19   Independent Auditors' Report

                            20   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                  Dreyfus BASIC

                                                             New York Municipal

                                                              Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus BASIC New York Municipal Money Market Fund, covering the 12-month period from July 1, 2000 through June 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

While the past year has been difficult for the U.S. economy, we have recently seen signs that economic improvement may be in sight. The Federal Reserve Board's aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus BASIC New York Municipal Money Market Fund perform during the period?

For the 12-month period ended June 30, 2001, the fund produced a yield of 3.22% and, after taking into account the effects of compounding, an effective yield of 3.26%.(1)

We attribute the fund's performance to our asset allocation strategy, which emphasized variable-rate securities during the first half of the reporting period, when interest rates were relatively stable, and fixed-rate securities with longer weighted average maturities during the second half, when interest rates fell sharply.

What is the fund's investment approach?

The fund's goal is to seek a high level of current income exempt from federal, New York state and New York city income taxes consistent with the preservation of capital and the maintenance of liquidity. To pursue this objective, we attempt to add value by selecting the individual tax-exempt money market instruments from New York issuers that we believe are most likely to provide high tax-exempt current income, while focusing on credit risk. We also actively manage the fund's weighted average maturity in anticipation of interest-rate and supply-and-demand changes in New York's short-term municipal marketplace.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

The management of the fund's weighted average maturity uses a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the fund's weighted average maturity to make cash available for the purchase of higher yielding securities. This is due to the fact that yields tend to rise temporarily

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's weighted average maturity to maintain current yields for as long as practical. At other times, we try to maintain a neutral weighted average maturity.

What other factors influenced the fund's performance?

The weakening U.S. economy affected the fund's performance. Stock market volatility presented particular concerns for New York issuers, especially within the financial services companies on Wall Street. Weak equity markets have reduced trading volume and curtailed investment banking transactions, which means less tax revenue for the state. In addition, the fund found it increasingly difficult to find suitable investment opportunities within the state's revenue anticipation bonds. That's because many of these bonds depend on approval of the state budget, which is late again this year.

Changes in the interest-rate environment also affected the fund's performance. Interest rates remained stable through the first half of the reporting period but fell sharply during the second half. In early January, the Federal Reserve Board began reducing short-term interest rates in an effort to stimulate U.S. economic growth and avoid a recession. These rate cuts resulted in lower yields for tax-exempt money market instruments. In response, we modified the fund's asset allocation strategy in an attempt to bolster overall performance while maintaining very high credit quality.

As a short-term municipal money market fund, suitable investments have been primarily in, but are not limited to, three different categories: variable-rate demand notes ("VRDNs"), municipal notes and tax-exempt commercial paper. VRDNs, which are securities on which yields are reset daily or weekly, performed best during the first half of the reporting period, when interest rates were stable. On the other hand, longer term municipal notes and commercial paper provide better returns when interest rates declined during the second half of the reporting period. These longer term investments allowed the fund to lock in higher existing yields for longer periods as interest rates fell.

What is the fund's current strategy?

As of June 30, 2001, VDRNs remained a core part of the fund at approximately 68% of total assets as of June 30, 2001. At the same time, commercial paper comprised approximately 14% of the fund's assets, and municipal notes made up the balance. In our opinion, this allocation of assets among VRDNs, commercial paper and municipal notes positions the fund well for what we believe will be stable or moderately declining interest rates in the months ahead.

July 16, 2001

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2001



                                                                                               Principal
TAX EXEMPT INVESTMENTS--96.1%                                                                 Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
Albany Industrial Development Agency, IDR, VRDN

  (Newkirk Products Inc., Project)

   2.65% (LOC; Fleet Bank)                                                                    1,500,000  (a)           1,500,000

Broome County, GO Notes, BAN 3.40%, 4/1/2002                                                 10,000,000               10,029,131

Great Neck North Water Authority, Water System

  Revenue, Refunding, VRDN

   2.55% (Insured; FGIC and SBPA; FGIC)                                                       7,900,000  (a)           7,900,000

Hudson Falls Central School District, GO Notes, BAN

   3.75%, 2/1/2002 (Insured; State Aid Withholding)                                           3,707,000                3,717,554

Jay Street Development Corporation, Certificate Facility

  LR, VRDN (Jay Street Project)

   3.15% (LOC; Landesbank Hessen)                                                             4,300,000  (a)           4,300,000

Long Island Power Authority, Electric System Revenue:

  CP:

    2.50%, 9/10/2001 (LOC: Banque Nationale de Paris,

         Bayerische Landesbank, Morgan Guaranty

         Trust Co. and State Street Bank and Trust Co.)                                       4,000,000                4,000,000

      2.50%, 9/11/2001 (LOC: Banque Nationale de Paris,

         Bayerische Landesbank, Morgan Guaranty

         Trust Co. and State Street Bank and Trust Co.)                                       5,000,000                5,000,000

      2.55%, 10/11/2001 (LOC: Banque Nationale de Paris,

         Bayerische Landesbank, Morgan Guaranty

         Trust Co. and State Street Bank and Trust Co.)                                       5,500,000                5,500,000

   VRDN

      2.45% (Insured; MBIA and LOC; Credit Suisse)                                           24,700,000  (a)          24,700,000

Metropolitan Transportation Authority

  Transport Facility Revenue, CP

   2.65%, 8/6/2001 (LOC; ABN-Amro Bank)                                                      10,700,000               10,700,000

Monroe County Airport Authority, Airport Revenue

  VRDN 2.58% (Insured; MBIA and LOC; Merrill

   Lynch and Co.)                                                                             4,900,000  (a)           4,900,000

Mount Sinai Medical Center Realty Corporation, CP:

   2.75%, 8/10/2001 (LOC; Morgan Guaranty Trust Co.)                                          3,000,000                3,000,000

   3.05%, 8/13/2001 (LOC; Morgan Guaranty Trust Co.)                                          6,700,000                6,700,000

Municipal Assistance Corporation for The City of

  New York, Sales Tax Revenue

   5%, 7/1/2001                                                                               7,000,000                7,000,000

New York City, GO Notes:

   5%, 8/1/2001                                                                               2,500,000                2,501,189

   7.50%, 2/1/2002                                                                            4,000,000                4,095,117

   VRDN:

      2.45% (LOC; Landesbank Hessen)                                                          2,530,000  (a)           2,530,000

      2.50% (LOC; Chase Manhattan Bank)                                                       3,100,000  (a)           3,100,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

New York City, GO Notes (continued):

  VRDN (continued):

      2.50% (LOC; Commerzbank)                                                               10,000,000  (a)          10,000,000

      2.50%, Series B (LOC; Bayerische Landesbank)                                            5,505,000  (a)           5,505,000

      2.50%, Series F-5 (LOC; Bayerische Landesbank)                                          5,385,000  (a)           5,385,000

New York City Health and Hospital Corporation

  Revenues, VRDN (Health Systems):

      2.45% (LOC; Bank of Nova Scotia)                                                        9,900,000  (a)           9,900,000

      2.45% (LOC; The Bank of New York)                                                       7,830,000  (a)           7,830,000

      2.50% (LOC; Canadian Imperial Bank

         of Commerce)                                                                         3,300,000  (a)           3,300,000

New York City Housing Development Corporation

  Multi-Family Rental Housing Revenue, VRDN:

      (Monterey) 2.45% (LOC; FNMA)                                                           13,300,000  (a)          13,300,000

      (West 89th Street Development)

         2.50% (LOC; FNMA)                                                                   14,000,000  (a)          14,000,000

New York City Industrial Development Agency

  Civic Facility Revenue, VRDN (Casa Project)

   2.80% (LOC; Chase Manhattan Bank)                                                          3,000,000  (a)           3,000,000

New York State Dormitory Authority, Revenues

  VRDN:

    (Metropolitan Museum of Art):

         2.50%, Series A                                                                      2,900,000  (a)           2,900,000

         2.50%, Series B                                                                      1,250,000  (a)           1,250,000

      (New York Foundling Charitable Corp.)

         2.45% (LOC; Allied Irish Bank)                                                       5,655,000  (a)           5,655,000

New York State Energy Research and Development

  Authority, PCR:

    (New York State Electric and Gas):

         3.15%, 3/15/2002

            (LOC; Morgan Guaranty Trust Co.)                                                  2,000,000                2,000,000

         4.35%, 12/1/2001 (LOC; Fleet Bank)                                                   8,000,000                8,000,000

      VRDN:

         (New York State Electric and Gas Corp.)

            3.15% (LOC; Bank One Corp.)                                                         500,000  (a)             500,000

         (Niagara Mohawk Power Corp.):

            3.15%, Series B (LOC; Bank One Corp.)                                             4,100,000  (a)           4,100,000

            3.15%, Series C (LOC; Bank One Corp.)                                             2,800,000  (a)           2,800,000

New York State Environmental Quality, GO Notes

   4.30%, 10/4/2001 (LOC; Westdeutsche Landesbank)                                            7,200,000                7,200,000

                                                                                                              The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

  HR:

      2.50% (LOC; FNMA)                                                                       5,000,000  (a)           5,000,000

      (East 84th Street)

         2.55% (LOC; HypoVereinsbank)                                                         5,400,000  (a)           5,400,000

   Revenue:

      (Normandie Court I Project)

         2.45% (LOC; Landesbank Hessen)                                                      11,150,000  (a)          11,150,000

      (66 West 38th Street)

         2.50% (LOC; HypoVereinsbank)                                                         4,600,000  (a)           4,600,000

   Service Contract Obligation Revenue

      2.40% (LOC; Commerzbank)                                                               11,000,000  (a)          11,000,000

New York State Local Governmental Assistance

  Corporation, Sales Tax Revenue, VRDN:

    2.40% (LOC: Bayerische Landesbank and

         Westdeutsche Landesbank)                                                            30,990,000  (a)          30,990,000

      2.45% (LOC; Societe Generale)                                                           9,400,000  (a)           9,400,000

New York State Thruway Authority:

   General Revenue 5.75%, 1/1/2002                                                            3,000,000  (b)           3,093,946

   Service Contract Revenue, VRDN

      Municipal Securities Trust Receipts

      2.70% (Insured; AMBAC and LOC; Chase

      Manhattan Bank)                                                                         7,200,000  (a)           7,200,000

Rensselaer County Industrial Development Agency

  Civic Facility Revenue, VRDN

   (Polytech Institute Project) 2.55%                                                         3,800,000  (a)           3,800,000

Schenectady Industrial Development Agency

  Civic Facility Revenue, VRDN

   (Union College Project) 2.55%                                                                101,000  (a)             101,000

Suffolk County, GO Notes, TAN 4.75%, 9/10/2001                                                7,000,000                7,006,526

Suffolk County Industrial Development Agency

  Continuing Care Retirement Community Revenue

  VRDN (First Mortgage-Jeffersons Ferry)

   2.50% (LOC; Bank of Scotland)                                                             15,000,000  (a)          15,000,000

Westchester County Healthcare Corporation, CP

   2.90%, 8/10/2001                                                                          15,000,000               15,000,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Yonkers Industrial Development Agency

  Civic Facility Revenue, VRDN

  (Consumers Union Facility)

   2.50% (Insured; AMBAC and LOC; Commerzbank)                                                3,400,000  (a)           3,400,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $349,939,463)                                                             96.1%              349,939,463

CASH AND RECEIVABLES (NET)                                                                         3.9%               14,327,197

NET ASSETS                                                                                       100.0%              364,266,660

                                                                                                             The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

BAN                       Bond Anticipation Notes

CP                        Commercial Paper

FGIC                      Financial Guaranty Insurance
                             Company

FNMA                      Federal National Mortgage
                             Association

GO                        General Obligation

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

PCR                       Pollution Control Revenue

SBPA                      Standby Bond Purchase
                             Agreement

TAN                       Tax Anticipation Notes

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 95.2

AAA/AA(c)                        Aaa/Aa(c)                       AAA/AA(c)                                         4.8

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE  REPRESENTED  BY BOND RATINGS OF
     THE ISSUERS.


SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           349,939,463   349,939,463

Cash                                                                 14,123,613

Interest receivable                                                   1,852,860

                                                                    365,915,936
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   126,226

Payable for shares of Beneficial Interest redeemed                      801,937

Dividends payable                                                       720,339

Interest payable--Note 3                                                    774

                                                                      1,649,276
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      364,266,660
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     364,266,670

Accumulated net realized gain (loss) on investments                         (10)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      364,266,660
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of shares of Beneficial Interest authorized)      364,266,651

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended June 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     13,050,841

EXPENSES:

Management fee--Note 2                                               1,602,309

Interest expense--Note 3                                                22,862

TOTAL EXPENSES                                                       1,625,171

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
  IN NET ASSETS RESULTING FROM OPERATIONS                           11,425,670

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS



                                                       Year Ended June 30,
                                                 -------------------------------

                                                          2001                 2000
-----------------------------------------------------------------------------------------
OPERATIONS ($):

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
   IN NET ASSETS RESULTING FROM OPERATIONS          11,425,670            10,565,090
-----------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                             (11,425,670)          (10,565,090)
-----------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                      335,570,571           336,217,626

Dividends reinvested                                10,204,798             9,521,953

Cost of shares redeemed                           (339,603,325)         (301,739,802)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS                 6,172,044             43,999,777

TOTAL INCREASE (DECREASE) IN NET ASSETS             6,172,044             43,999,777
-----------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                               358,094,616           314,094,839

END OF PERIOD                                     364,266,660           358,094,616


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                    Year Ended June 30,
                                                                         --------------------------------------------

                                                                 2001         2000        1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                             1.00         1.00        1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .032         .032        .027           .031          .031

Distributions:

Dividends from investment income--net                          (.032)        (.032)      (.027)         (.031)        (.031)

Net asset value, end of period                                   1.00         1.00        1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 3.26         3.20        2.69           3.14          3.11
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average
   net assets                                                     .45          .45         .45            .45           .41

Ratio of interest expense to
   average net assets                                             .01           --          --             --            --

Ratio of net investment income
   to average net assets                                         3.21         3.17        2.65           3.09          3.08

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                         --           --          --             --           .04
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         364,267      358,095      314,095       334,488       272,544


SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC New York Municipal Money Market Fund (the "fund") is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company, currently offering five series including the fund. The fund's investment objective is to provide a high level of current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments,

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $11,179 during the period ended June 30, 2001, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Concentrations: The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

At June 30, 2001, all cash balances were maintained with the Custodian, Mellon Bank, N.A.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended, (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

Investment management fee: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., the Trust and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended June 30, 2001, was approximately $393,500 with a related weighted average annualized interest rate of 5.81%.


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
The Dreyfus/Laurel Tax-Free Municipal Funds

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC New York Municipal Money Market Fund (the "Fund")of The Dreyfus/Laurel Tax-Free Municipal Funds, including the statement of investments, as of June 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC New York Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 2001, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP

New York, New York
July 30, 2001

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended June 30, 2001 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New York residents, New York State and New York City personal income taxes).


                                                           For More Information

                        Dreyfus
                        BASIC New York
                        Municipal
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL Send your request
to info@dreyfus.com

ON THE INTERNET Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  316AR0601


Dreyfus Premier

Limited Term

Massachusetts

Municipal Fund

ANNUAL REPORT June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            19   Financial Highlights

                            23   Notes to Financial Statements

                            30   Independent Auditors' Report

                            31   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                   Dreyfus Premier Limited Term

                                                   Massachusetts Municipal Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Limited Term Massachusetts Municipal Fund, covering the 12-month period from July 1, 2000 through June 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Kristin Lindquist.

While the past year has generally been difficult for the U.S. economy, we have recently seen signs that economic improvement may be in sight. The Federal
Reserve   Board's  aggressive  easing  of  monetary  policy  produced  a  2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

In our view, the implications of this economic scenario may be positive for the municipal bond market. Better economic times should help support the fiscal health of the states, cities, towns and other municipalities that issue tax-exempt bonds. Because municipal bonds generally tend to respond to supply-and-demand forces, a stronger economy may benefit the municipal marketplace.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF FUND PERFORMANCE

Kristin Lindquist, Portfolio Manager

How did Dreyfus Premier Limited Term Massachusetts Municipal Fund perform relative to its benchmarks?

For the 12-month period ended June 30, 2001, the fund produced a total return of 8.63% for Class A shares, 8.00% for Class B shares, 8.11% for Class C shares and 8.90% for Class R shares.(1) The fund's benchmarks, the Lehman Brothers 10-Year Municipal Bond Index and the Lehman Brothers 7-Year Municipal Bond Index, produced total returns of 9.49% and 9.18%, respectively, for the reporting period.(2) The fund's peer group, the Lipper Massachusetts Intermediate Municipal Debt Funds category, achieved an average total return of 8.44% for the same period as well.(3) The fund's benchmarks are broad-based measures of municipal bond performance, while the fund invests primarily in Massachusetts investment-grade municipal obligations. We have added the fund's peer group average for comparative purposes, since a broad-based measure of the performance of Massachusetts municipal obligations is not available.

We attribute the relatively strong performance of the fund and the bond market to a declining interest-rate environment and robust investor demand for limited-term municipal bonds. Since bond prices tend to rise as interest rates fall, lower interest rates produced price gains among the fund's holdings. High levels of demand from investors fleeing a declining stock market also supported municipal bond prices, further benefiting the fund's performance.

What is the fund's investment approach?

The fund's goal is to seek to maximize current income exempt from federal and Massachusetts personal income tax consistent with the prudent risk of capital. To pursue this objective, we attempt to add value by selecting the individual tax-exempt bonds from Massachusetts issuers that we believe are most likely to provide high tax-exempt current income, while focusing on credit risk. We also actively manage the

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

fund's   weighted  average  maturity  in  anticipation  of  interest-rate  and
supply-and-demand   changes   in   the   Massachusetts   limited-term  municipal
marketplace. The fund's dollar-weighted average maturity is not expected to exceed 10 years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

The management of the fund's average duration uses a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a neutral average duration.

What other factors influenced the fund's performance?

At the start of the reporting period, most of the cities and municipalities in Massachusetts were in good fiscal shape with ample budget surpluses. As a result, fewer municipal bonds were issued to finance ongoing projects or begin new ones, creating a relatively scarce supply of newly issued securities. In this environment, we believed bond yields would fall, so we maintained the fund's average duration at a point that we considered to be modestly long. This strategy was designed to lock in prevailing yields for as long as practical.

By the second half of the reporting period, however, economic conditions had deteriorated and Massachusetts faced a lackluster business environment coupled with weakness in its high-technology industry. The slowdown resulted in lower tax revenues and a potentially greater need to issue municipal bonds. However, demand for municipal securities rose from investors trying to protect their capital from the effects of a falling stock market, keeping prices relatively high and yields relatively low. The fund's modestly long duration helped bolster returns in this environment.

What is the fund's current strategy?

As of the end of the reporting period, we continued to favor securities with a slightly long average duration, because we believe that interest rates are likely to trend slightly lower in the coming months. In addition, we are striving to maintain the fund's high credit quality. As of June 30, 2001, over 57% of the fund's investments were triple-A rated. In addition, we are currently trying to find attractive values in bonds issued by health care facilities. We believe that we have found a number of high quality health care securities that, in our opinion, should make excellent investment candidates for the fund.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Limited Term Massachusetts Municipal Fund Class A shares with the Lehman Brothers 10-Year Municipal Bond Index and the Lehman Brothers 7-Year Municipal Bond Index

((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN THE FUND'S CLASS A SHARES ON 6/30/91 TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 10-YEAR INDEX"), AS WELL AS TO AN INVESTMENT IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 7-YEAR INDEX") WHICH ARE DESCRIBED BELOW. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C AND CLASS R SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES. THE FUND INVESTS PRIMARILY IN MASSACHUSETTS INVESTMENT-GRADE MUNICIPAL BONDS WITH INTERMEDIATE MATURITIES AND EXPECTS TO MAINTAIN AN AVERAGE MATURITY OF LESS THAN 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. UNLIKE THE FUND, THE LEHMAN 10-YEAR INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THE LEHMAN 7-YEAR INDEX CONSISTS OF BONDS WITH SIMILAR CHARACTERISTICS WITH MATURITIES OF 6-8 YEARS. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES AND ARE NOT LIMITED TO INVESTMENTS PRINCIPALLY IN MASSACHUSETTS MUNICIPAL
OBLIGATIONS. THESE FACTORS CAN CONTRIBUTE TO THE INDICES POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 6/30/01



                                                    Inception                                                           From
                                                      Date             1 Year           5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM SALES CHARGE (3.0%)                                         5.35%           4.57%           5.81%            --
WITHOUT SALES CHARGE                                                     8.63%           5.21%           6.13%             --

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                12/28/94          5.00%           4.52%            --            5.35%

WITHOUT REDEMPTION                                     12/28/94          8.00%           4.68%            --            5.35%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))             12/28/94          7.36%           4.77%            --           5.35%
WITHOUT REDEMPTION                                     12/28/94          8.11%           4.77%            --            5.35%

CLASS R SHARES                                           2/1/93          8.90%           5.47%            --            5.44%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))    THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 3%.
         AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
         .75% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.



                                                                                                               The Fund

STATEMENT OF INVESTMENTS

June 30, 2001





                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.7%                                                        Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--91.4%

Amherst 6%, 1/15/2003                                                                           200,000                  206,988

Andover 6%, 12/1/2005                                                                           700,000                  770,952

Attleboro 6%, 10/1/2003                                                                       1,085,000                1,154,321

Bellingham 5.375%, 3/1/2014 (Insured; AMBAC)                                                  1,685,000                1,794,727

Boston 5.75%, 2/1/2010                                                                        2,000,000                2,214,660

Boston Water and Sewer Commission, Revenue:

   9.25%, 1/1/2011                                                                              100,000                  135,433

   4.75%, 11/1/2022 (Insured; FGIC)                                                           2,500,000                2,305,250

Burlington:

   5.25%, 2/1/2012                                                                              200,000                  213,472

   5.25%, 2/1/2013                                                                              250,000                  265,733

Easton, Municipal Purpose Loan 6%, 9/15/2006                                                    105,000                  109,753

Everett 6.125%, 12/15/2014 (Insured; MBIA)                                                    1,000,000                1,122,020

Framingham 5.75%, 3/1/2005                                                                    1,145,000                1,231,150

Franklin 6.25%, 11/15/2005 (Insured; MBIA)                                                      430,000                  476,578

Haverhill 6%, 6/15/2005 (Insured; FGIC)                                                         750,000                  817,478

Holden, Municipal Purpose Loan
   6%, 3/1/2014 (Insured; FGIC)                                                               1,000,000                1,112,310

Lynn, 5.25%, 2/15/2008                                                                        1,500,000                1,606,800

Martha's Vineyard, Land Bank Revenue
    5.50%, 5/1/2011                                                                           1,030,000                1,111,834

Mashpee:

   5.625%, 11/15/2015 (Insured; FGIC)                                                           500,000                  535,010

   Municipal Purpose Loan

      6.25%, 2/1/2006 (Insured; MBIA)                                                         1,000,000                1,106,010

Massachusetts Commonwealth:

   6.50%, 8/1/2008                                                                              600,000                  688,380

   Consolidated Loan:

      5.50%, 7/1/2008                                                                         2,500,000                2,702,725

      5.375%, 6/1/2011                                                                        6,350,000                6,861,810

      6.75%, 11/1/2011
         (Insured; FGIC, Prerefunded 11/1/2004)                                               1,375,000  (a)           1,534,899

      6%, 8/1/2012
         (Insured; FGIC, Prerefunded 8/1/2004)                                                2,500,000  (a)           2,739,850

      5.50%, 6/1/2013                                                                         1,000,000                1,086,160

      5%, 6/1/2014                                                                            2,000,000                2,068,340

      5.625%, 8/1/2015
         (Insured; MBIA, Prerefunded 8/1/2005)                                                1,000,000  (a)           1,087,950

      5.25%, 8/1/2017                                                                           500,000                  522,995

   Federal Highway 5.75%, 6/15/2010                                                           2,000,000                2,209,820


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Bay Transportation Authority:

  Assessment Revenue

      5.75%, 7/1/2011                                                                         2,000,000                2,206,000

   General Transportation System:

      5.90%, 3/1/2004 (Prerefunded 2/1/2003)                                                     20,000  (a)              21,291

      5.90%, 3/1/2004                                                                           530,000                  560,952

      5.50%, 3/1/2009                                                                         2,000,000                2,165,500

      5.50%, 3/1/2014 (Insured; FGIC)                                                         1,000,000                1,081,130

      5.25%, 3/1/2015 (Insured; FGIC)                                                         1,000,000                1,051,330

Massachusetts Development Finance Agency:

  Higher Education Revenue (Smith College)

      5.75%, 7/1/2029                                                                         1,000,000                1,047,650

   Revenue (Massachusetts College of Pharmacy):

      6%, 7/1/2008                                                                              310,000                  323,944

      6.30%, 7/1/2010                                                                           350,000                  371,130

      6.40%, 7/1/2011                                                                           370,000                  392,511

      6.50%, 7/1/2012                                                                           395,000                  419,474

   RRR (Waste Management, Inc.)

      6.90%, 12/1/2029                                                                        1,000,000                1,090,560

Massachusetts Education Loan Authority, Education Loan
   Revenue 6.20%, 7/1/2013 (Insured; AMBAC)                                                     760,000                  810,266

Massachusetts Educational Financing Authority, Education
   Loan Revenue 4.70%, 1/1/2010 (Insured; AMBAC)                                              1,000,000                  995,150

Massachusetts Health and Educational Facilities Authority,
   Revenue:

      (Brigham & Womens Hospital)

         6.75%, 7/1/2024
         (Insured; MBIA, Prerefunded 7/1/2001)                                                2,000,000  (a)           2,040,440

      (Dana-Farber Cancer Institute)

         5.55%, 12/1/2003 (Insured; FGIC)                                                       400,000                  421,740

      (Harvard University):

         6.50%, 11/1/2004                                                                       700,000                  769,181

         5.50%, 1/15/2004                                                                     1,000,000                1,052,630

      (Jordan Hospital):

         5%, 10/1/2010                                                                          500,000                  470,010

         6.875%, 10/1/2015                                                                    1,000,000                1,011,870

      (Northeastern University)
         5.50%, 10/1/2009 (Insured; MBIA)                                                       420,000                  456,968

      (Partners Healthcare Systems):

         5.25%, 7/1/2004 (Insured; FSA)                                                       1,000,000                1,050,240

         5.25%, 7/1/2013                                                                      1,595,000                1,615,432

         5.125%, 7/1/2019                                                                     1,000,000                  953,640

                                                                                                           The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (continued)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Health and Educational Facilities Authority,
  Revenue (continued):

    (South Shore Hospital)

         4.75%, 7/1/2004                                                                        700,000                  710,864

      (Tufts University):

         5.95%, 8/15/2018 (Insured; FGIC)                                                     2,000,000                2,054,780

         5.50%, 2/15/2036                                                                     1,000,000                1,007,660

      (Williams College) 5.70%, 7/1/2008                                                        520,000                  545,704

      (Winchester Hospital) 6.75%, 7/1/2030                                                   1,600,000                1,618,176

Massachusetts Housing Finance Agency, SFHR:

   6%, 6/1/2014 (Insured; MBIA)                                                               1,150,000                1,174,714

   5.75%, 12/1/2029 (Insured; MBIA)                                                             110,000                  111,863

Massachusetts Industrial Finance Agency:

  Electric Revenue (Nantucket Electric Co. Project)

      6.75%, 7/1/2006 (Insured; AMBAC)                                                        1,400,000                1,566,684

   Museum Revenue (Museum of Fine Arts of Boston)

      5.375%, 1/1/2007 (Insured; MBIA)                                                        1,000,000                1,070,660

   Revenue:

      (Babson College) 5.75%, 10/1/2007 (Insured; MBIA)                                         555,000                  610,017

      (Brooks School):

         5.70%, 7/1/2006 (Prerefunded 7/1/2003)                                                 260,000  (a)             277,857

         5.75%, 7/1/2007 (Prerefunded 7/1/2003)                                                 275,000  (a)             294,151

         5.80%, 7/1/2008 (Prerefunded 7/1/2003)                                                 290,000  (a)             310,465

         5.85%, 7/1/2009 (Prerefunded 7/1/2003)                                                 305,000  (a)             326,804

      (Concord Academy):

         5.45%, 9/1/2017                                                                        500,000                  498,100

         5.50%, 9/1/2027                                                                      1,250,000                1,208,687

      (College of The Holy Cross)

         5.50%, 3/1/2007 (Insured; MBIA)                                                      1,145,000                1,234,631

      (St. John's School, Inc.) 5.70%, 6/1/2018                                               1,000,000                  996,720

      (The Tabor Academy) 5.40%, 12/1/2028                                                      500,000                  473,470

      (Tufts University):

         5.50%, 2/15/2007 (Insured; MBIA)                                                       750,000                  808,305

         5.50%, 2/15/2008 (Insured; MBIA)                                                     1,595,000                1,723,844

         5.50%, 2/15/2011 (Insured; MBIA)                                                       500,000                  544,195

      (Wentworth Institute of Technology) 5.55%, 10/1/2013                                      500,000                  507,910

      (Worcester Polytechnic) 5.35%, 9/1/2006                                                   850,000                  912,739

Massachusetts Municipal Wheelhouse Electric Company,

  Power Supply System Revenue:

      6.75%, 7/1/2005                                                                         1,775,000                1,867,975

      6%, 7/1/2011                                                                            2,240,000                2,307,558

      6.625%, 7/1/2003 (Insured; MBIA)                                                        1,000,000                1,053,560


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (continued)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Port Authority, Revenue:

   5.75%, 7/1/2010                                                                            2,000,000                2,210,720

   5.75%, 7/1/2011                                                                            2,500,000                2,782,575

   6%, 7/1/2013                                                                               2,500,000                2,776,900

Massachusetts Turnpike Authority

  Metropolitan Highway System Revenue

   5.55%, 1/1/2017                                                                              975,000                  995,719

Massachusetts Water Pollution Abatement Trust:

  (Pool Loan Program):

      6.125%, 2/1/2007 (Insured; FSA)                                                         1,000,000                1,110,200

      5.625%, 8/1/2013                                                                        1,000,000                1,085,500

   Water Pollution Abatement Revenue:

      (New Bedford Loan Program):

         6%, 2/1/2004                                                                           745,000                  794,021

         6%, 2/1/2004                                                                           255,000                  271,386

         5.25%, 2/1/2012                                                                        500,000                  533,245

         5.25%, 2/1/2014                                                                      1,300,000                1,355,276

      (SESD Loan Program) 6.375%, 2/1/2015                                                    2,500,000                2,695,775

Massachusetts Water Resource Authority:

   5.875%, 11/1/2004                                                                          2,345,000                2,464,572

   5.50%, 8/1/2008 (Insured; MBIA)                                                              500,000                  542,825

   5.30%, 11/1/2010 (Insured; FGIC)                                                           1,000,000                1,053,940

   5.50%, Series B, 8/1/2011 (Insured; FSA)                                                   1,100,000                1,200,958

   5.50%, Series D, 8/1/2011 (Insured; FSA)                                                   1,000,000                1,091,780

   6%, 8/1/2014 (Insured; MBIA)                                                               1,000,000                1,134,890

   6%, 8/1/2024 (Insured; MBIA, Prerefunded 7/1/2003)                                           515,000  (a)             562,081

Mendon Upton Regional School District

   6%, 6/1/2007 (Insured; FGIC)                                                                 600,000                  666,204

North Attleborough 5.50%, 3/1/2006 (Insured; AMBAC)                                           1,000,000                1,076,310

Northampton (School Project Loan)

   6.40%, 5/15/2004 (Insured; MBIA)                                                             750,000                  812,333

Quabbin Regional School District

   6%, 6/15/2008 (Insured; AMBAC)                                                               780,000                  872,703

Sandwich 5.75%, 8/15/2013 (Insured; MBIA)                                                     1,050,000                1,156,365

Somerville 6%, 2/15/2007 (Insured; FSA)                                                         775,000                  856,693

Southeastern University Building Authority, Project Revenue

   5.90%, 5/1/2010 (Insured; AMBAC)                                                             500,000                  536,180

South Essex Sewer District

   6.75%, 6/1/2015 (Insured; MBIA)                                                            1,015,000                1,129,451

                                                                                                           The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (continued)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Springfield (School Project Loan)

   6.10%, 9/1/2002 (Insured; AMBAC)                                                             600,000                  623,124

University of Massachusett Building Authority,
   Project Revenue 5.50%, 11/1/2014 (Insured; AMBAC)                                          1,000,000                1,061,010

Uxbridge, Municipal Purpose Loan:

   6.125%, 11/15/2005 (Insured; MBIA)                                                           500,000                  551,645

   6.125%, 11/15/2007 (Insured; MBIA)                                                           525,000                  590,525

Westfield 6.50%, 5/1/2017 (Insured; FGIC)                                                       735,000                  839,480

Worchester:

   6.20%, 5/1/2010 (Insured; MBIA)                                                            1,440,000                1,602,662

   5.625%, 8/15/2015 (Insured; FGIC)                                                          1,000,000                1,073,340

   Municipal Purpose Loan:

      6.25%, 7/1/2010 (Insured; MBIA)                                                           755,000                  867,925

      5.25%, 11/1/2010 (Insured; MBIA)                                                        1,000,000                1,070,090

U.S. RELATED--6.3%

Guam Economic Development Authority:

   Zero Coupon, 5/15/2011                                                                       250,000  (b)             180,927

   Zero Coupon, 5/15/2012                                                                       300,000  (b)             216,678

   Zero Coupon, 5/15/2013                                                                     1,175,000  (b)             844,155

   5.40%, 5/15/2031                                                                             485,000                  489,108

Puerto Rico Commonwealth:

   6.25%, 7/1/2011 (Insured; MBIA)                                                            1,050,000                1,224,835

   Public Improvement 5.50%, 7/1/2015 (Insured; FSA)                                          1,500,000                1,634,205

Puerto Rico Commonwealth Highway and
   Transportation Authority, Highway Revenue
   6.25%, 7/1/2009 (Insured; MBIA)                                                            1,000,000                1,145,830

Puerto Rico Electric Power Authority, Power Revenue

   6.50%, 7/1/2006 (Insured; MBIA)                                                            1,000,000                1,130,530

Puerto Rico Public Buildings Authority, Revenue

   6.75%, 7/1/2005 (Insured; AMBAC)                                                           1,000,000                1,120,680

University of Puerto Rico, University Revenue
   6.25%, 6/1/2005                                                                              750,000                  825,675

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $132,359,890)                                                                                               136,851,566


                                                                                              Principal
SHORT-TERM MUNICIPAL INVESTMENTS--1.8%                                                       Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS:

Massachusetts Commonwealth,VRDN

   (Central Artery) 3.35%                                                                       300,000  (c)             300,000

Massachusetts Health and Educational Facilities Authority

  Revenue, VRDN (Capital Asset Program)

   3.20% (Insured; MBIA, LOC; State Street Bank & Trust Co.)                                    300,000  (c)             300,000

Massachusetts Industrial Finance Agency, Revenue, VRDN

  (Showa Womans Institute, Inc.)

   3.35% (LOC: Bank of New York, Fuji Bank & Trust Co.)                                       1,900,000  (c)           1,900,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $2,500,000)                                                                                                   2,500,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $134,859,890)                                                             99.5%              139,351,566

CASH AND RECEIVABLES (NET)                                                                          .5%                  742,829

NET ASSETS                                                                                       100.0%              140,094,395

                                                                                                           The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

FGIC                      Financial Guaranty Insurance
                             Company

FSA                       Financial Security Assurance

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

RRR                       Resources Recovery Revenue

SFHR                      Single Family Housing Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              57.8

AA                               Aa                              AA                                               28.0

A                                A                               A                                                 3.4

BBB                              Baa                             BBB                                               9.0

F1+, F-1                         MIG1, VMIG1 & P1                SP1, A1                                           1.8

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  ZERO  COUPON  UNTIL A SPECIFIED  DATE AT WHICH TIME THE STATED  COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(C)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.


SEE NOTES TO FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001

                                                             Cost          Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           134,859,890   139,351,566

Interest receivable                                                   2,453,329

Receivable for shares of Beneficial interest subscribed                  61,900

                                                                    141,866,795
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    60,015

Cash overdraft due to Custodian                                         354,776

Payable for investment securities purchased                           1,357,609

                                                                      1,772,400
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      140,094,395
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     136,148,451

Accumulated net realized gain (loss) on investments                    (545,732

Accumulated net unrealized appreciation (depreciation)

  on investments--Note 3                                              4,491,676
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      140,094,395

NET ASSET VALUE PER SHARE



                                                       Class A    Class B       Class C           Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                      12,849,707    862,034       118,670        126,263,984

Shares Outstanding                                   1,038,177     69,524         9,556         10,200,118
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                            12.38      12.40         12.42              12.38


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended June 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,246,527

EXPENSES:

Management fee--Note 2(a)                                              626,019

Distribution and service fees--Note 2(b)                                36,426

Loan commitment fees--Note 4                                               727

TOTAL EXPENSES                                                         663,172

INVESTMENT INCOME--NET                                               5,583,355
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                212,724

Net realized gain (loss) on financial futures                         (161,387)

NET REALIZED GAIN (LOSS)                                                51,337

Net unrealized appreciation (depreciation) on investments            4,772,549

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               4,823,886

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                10,407,241

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended June 30,
                                              ----------------------------------

                                                     2001              2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         5,583,355            4,552,735

Net realized gain (loss) on investments           51,337             (523,593)

Net unrealized appreciation
   (depreciation) on investments               4,772,549             (467,434)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  10,407,241            3,561,708
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (535,409)            (585,969)

Class B shares                                   (20,337)             (32,776)

Class C shares                                    (4,000)              (8,154)

Class R shares                                (5,023,609)          (3,925,836)

TOTAL DIVIDENDS                               (5,583,355)          (4,552,735)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS:

Net proceeds from shares sold:

Class A shares                                   676,242            1,171,419

Class B shares                                   635,627              153,018

Class C shares                                    93,602                  --

Class R shares                                42,518,033           50,538,530

Dividends reinvested:

Class A shares                                   289,202              324,529

Class B shares                                    11,002                9,187

Class C shares                                     3,966                5,709

Class R shares                                 1,653,440            1,596,577

Cost of shares redeemed:

Class A shares                                (1,205,343)          (3,756,395)

Class B shares                                  (544,111)            (310,229)

Class C shares                                   (33,101)            (282,000)

Class R shares                               (19,029,146)         (25,437,733)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS           25,069,413           24,012,612

TOTAL INCREASE (DECREASE) IN NET ASSETS       29,893,299           23,021,585
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                          110,201,096           87,179,511

END OF PERIOD                                140,094,395          110,201,096

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended June 30,
                                              ---------------------------------

                                                     2001               2000
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       54,961               98,338

Shares issued for dividends reinvested            23,676               27,389

Shares redeemed                                  (98,585)            (317,853)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (19,948)            (192,126)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       51,607               12,690

Shares issued for dividends reinvested               898                  775

Shares redeemed                                  (44,891)             (26,241)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      7,614              (12,776)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                         7,752                  --

Shares issued for dividends reinvested                323                 480

Shares redeemed                                    (2,693)             (23,783)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       5,382             (23,303)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                     3,480,031           4,271,237

Shares issued for dividends reinvested            135,330             135,016

Shares redeemed                               (1,558,125)          (2,154,464)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,057,236            2,251,789

(A) DURING THE PERIOD ENDED JUNE 30, 2001, 1,004 CLASS B SHARES REPRESENTING $12,129, WERE AUTOMATICALLY CONVERTED TO 1,007 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                   Year Ended June 30,
                                                                       --------------------------------------------

CLASS A SHARES                                                   2001        2000        1999        1998        1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                              11.89      12.03       12.34       12.15       11.97

Investment Operations:

Investment income--net                                             .52         .51         .51         .53         .54

Net realized and unrealized gain
   (loss) on investments                                           .49        (.14)       (.30)        .24         .20

Total from Investment Operations                                   1.01        .37         .21         .77         .74

Distributions:

Dividends from investment income--net                              (.52)      (.51)       (.51)       (.53)       (.54)

Dividends from net realized
   gain on investments                                               --         --        (.01)       (.05)       (.02)

Total Distributions                                                (.52)      (.51)       (.52)       (.58)       (.56)

Net asset value, end of period                                    12.38      11.89       12.03       12.34       12.15
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                               8.63       3.21        1.60        6.41        6.36
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                             .75        .75         .75         .75         .75

Ratio of net investment income

   to average net assets                                           4.24       4.32        4.10        4.30        4.47

Portfolio Turnover Rate                                           14.88      31.89       16.35        6.63       22.57
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                            12,850      12,581      15,045      16,355      16,093

(A) EXCLUSIVE OF SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                        The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                 Year Ended June 30,
                                                                      --------------------------------------------

CLASS B SHARES                                                   2001        2000        1999        1998        1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                              11.92      12.06       12.37       12.18       11.99

Investment Operations:

Investment income--net                                              .46        .45         .44         .47         .48

Net realized and unrealized gain
   (loss) on investments                                            .48       (.14)       (.30)        .24         .21

Total from Investment Operations                                    .94        .31         .14         .71         .69

Distributions:

Dividends from investment income--net                              (.46)      (.45)       (.44)       (.47)       (.48)

Dividends from net realized
   gain on investments                                               --         --        (.01)       (.05)       (.02)

Total Distributions                                                (.46)      (.45)       (.45)       (.52)       (.50)

Net asset value, end of period                                    12.40      11.92       12.06       12.37       12.18
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                               8.00       2.70        1.09       5.87         5.90
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                            1.25       1.25        1.25       1.25         1.25

Ratio of net investment income

   to average net assets                                           3.74       3.80        3.56       3.78         3.96

Portfolio Turnover Rate                                           14.88      31.89       16.35       6.63        22.57
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               862        738         901        637          464

(A) EXCLUSIVE OF SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                   Year Ended June 30,
                                                                        --------------------------------------------

CLASS C SHARES                                                   2001        2000        1999        1998        1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                             11.93        2.08       12.38      12.15        11.97

Investment Operations:

Investment income--net                                             .46         .46         .44        .46          .49

Net realized and unrealized gain
   (loss) on investments                                           .49        (.15)       (.29)       .28          .20

Total from Investment Operations                                   .95         .31         .15        .74          .69

Distributions:

Dividends from investment income--net                             (.46)       (.46)       (.44)      (.46)        (.49)

Dividends from net realized
   gain on investments                                              --          --        (.01)      (.05)        (.02)

Total Distributions                                               (.46)       (.46)       (.45)      (.51)        (.51)

Net asset value, end of period                                   12.42       11.93       12.08      12.38        12.15
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                             8.11         2.63        1.18       6.19         5.87
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.25         1.25        1.25       1.23         1.25

Ratio of net investment income

   to average net assets                                         3.75         3.80        3.58       3.64         4.05

Portfolio Turnover Rate                                         14.88        31.89       16.35       6.63        22.57
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             119           50         332        282            7

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                   The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                     Year Ended June 30,
                                                                        ----------------------------------------------

CLASS R SHARES                                                   2001       2000        1999         1998        1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             11.89      12.04       12.34        12.16       11.97

Investment Operations:

Investment income--net                                             .55        .54         .54          .56         .57

Net realized and unrealized gain
   (loss) on investments                                           .49       (.15)       (.29)         .23         .21

Total from Investment Operations                                  1.04        .39         .25          .79         .78

Distributions:

Dividends from investment income--net                             (.55)      (.54)       (.54)        (.56)       (.57)

Dividends from net realized
   gain on investments                                             --          --        (.01)        (.05)       (.02)

Total Distributions                                               (.55)      (.54)       (.55)        (.61)       (.59)

Net asset value, end of period                                   12.38      11.89       12.04        12.34       12.16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  8.90       3.37        1.93         6.58        6.70
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                            .50        .50         .50          .50         .50

Ratio of net investment income

   to average net assets                                          4.49       4.58        4.35         4.54        4.73

Portfolio Turnover Rate                                          14.88      31.89       16.35         6.63       22.57
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          126,264     96,832      70,901       50,959      33,188



SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term Massachusetts Municipal Fund (the "fund") is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund's investment objective is to maximize current income exempt from Federal and Massachusetts personal income taxes consistent with the prudent risk of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.


(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c) Financial futures: The fund may invest in trading financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 2001, there were no financial futures contracts outstanding.

(d) Concentration of risk: The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(e) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $483,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States of America. If not applied, $36,000 of the carryover expires in fiscal 2007, $205,000 expires in fiscal 2008 and $242,000 expires in fiscal 2009.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees) . Each trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., the Trust, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Trust directly to non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

The Distributor retained $3,370 during the period ended June 30, 2001, from commissions earned on sales of the fund's shares.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Distribution and Service Plan: Under separate Distribution Plans (the " Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares may pay the Distributor for distributing their shares at an aggregate annual rate of
 .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended June 30, 2001, Class A, Class B and Class C shares were charged $31,541, $2,724 and $533, respectively, pursuant to the Plans. During the period ended June 30, 2001, Class B and Class C shares were charged $1,362 and $266, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans and Service Plan.

NOTE 3--Securities transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 2001, amounted to $43,910,364 and $17,891,872, respectively.

At June 30, 2001, accumulated net unrealized appreciation on investments was $4,491,676, consisting of $4,869,302 gross unrealized appreciation and $377,626 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing markets rates in effect at the time of borrowings. During the period ended June 30, 2001, the fund did not borrow under the Facility.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
The Dreyfus/Laurel Tax-Free Municipal Funds:

We have audited the accompanying statement of assets and liabilities, of Dreyfus Premier Limited Term Massachusetts Municipal Fund (the "Fund" ) of The Dreyfus/Laurel Tax-Free Municipal Funds, including the statement of investments, as of June 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term Massachusetts Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years or periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP

New York, New York
July 30, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended June 30, 2001 as "exempt-interest dividends" (not subject to regular Federal, and for individuals who are Massachusetts residents, Massachusetts personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.

                                                             The Fund

NOTES


                                                           For More Information

                        Dreyfus Premier
                        Limited Term
                        Massachusetts Municipal Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  346AR0601




Dreyfus BASIC

California Municipal

Money Market Fund

ANNUAL REPORT June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            18   Independent Auditors' Report

                            19   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                  Dreyfus BASIC

                                                           California Municipal

                                                              Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus BASIC California Municipal Money Market Fund, covering the 12-month period from July 1, 2000 through June 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

While the past year has been difficult for the U.S. economy, we have recently seen signs that economic improvement may be in sight. The Federal Reserve Board' s aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus BASIC California Municipal Money Market Fund perform during the period?

For the 12-month period ended June 30, 2001, the fund produced a 2.99% yield and, after taking into account the effects of compounding, a 3.03% effective yield.(1)

We attribute the fund' s performance to our asset allocation strategy, which emphasized variable-rate securities during the first half of the reporting period, when interest rates were relatively stable, and fixed-rate securities with longer weighted average maturities during the second half, when interest rates fell sharply.

What is the fund's investment approach?

The fund' s goal is to seek a high level of current income exempt from federal and California income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. To pursue this objective, we attempt to add value by selecting the individual tax-exempt money market instruments from California issuers that we believe are most likely to provide high tax-exempt current income, while focusing on credit risk. We also actively manage the fund's weighted average maturity in anticipation of interest-rate and supply-and-demand changes in California' s short-term municipal marketplace.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

The management of the fund' s weighted average maturity uses a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the fund' s weighted average maturity to make cash available for the purchase of higher yielding securities. This is due to the fact that yields tend to rise temporarily
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's weighted average maturity to maintain current yields for as long as practical. At other times, we try to maintain a neutral weighted average maturity.

What other factors influenced the fund's performance?

California' s weakening economy affected the fund's performance. The relatively lackluster economy was primarily the result of a poor business environment in the technology industry and the state' s energy crisis. While California's general fund had accumulated large reserves after years of economic growth, those reserves were drawn down by the need to purchase electricity at high prices from out-of-state suppliers. In addition, the "tech wreck" and energy crisis made it increasingly difficult to find solid investment opportunities for the fund.

Changes in the interest-rate environment also affected the fund's performance. Interest rates remained stable through the first half of the reporting period but fell sharply during the second half. In early January, the Federal Reserve Board began reducing short-term interest rates in an effort to stimulate U.S. economic growth and avoid a recession. These rate cuts resulted in lower yields for fixed-income securities, including tax-exempt money market instruments. In response, we made modifications to the fund' s asset allocation strategy throughout the reporting period in an attempt to bolster overall performance while maintaining very high credit quality.

As a short-term municipal money market fund, suitable investments have been primarily in, but are not limited to, three different categories: variable-rate demand notes ("VRDNs"), municipal notes and tax-exempt commercial paper. VRDNs, which are securities on which yields are reset daily or weekly, performed best during the first half of the reporting period, when interest rates were stable. On the other hand, longer term municipal notes and commercial paper provided better returns when interest rates declined during the second half of the reporting period. These longer term investments allowed the fund to lock in higher existing yields for longer periods as interest rates fell.

What is the fund's current strategy?

As of June 30, 2001, VDRNs remained a core part of the fund's portfolio at approximately 54% of total assets. Approximately 29% of the fund's total assets were in municipal notes, with the balance of the fund's assets allocated to investments in commercial paper. In our opinion, this allocation of assets among VRDNs, municipal notes and commercial paper positions the fund well for what we believe will be stable or moderately declining interest rates in the months ahead.

July 16, 2001

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2001


                                                                                              Principal
TAX EXEMPT INVESTMENTS--108.7%                                                               Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

State of California, CP 2.75%, 8/7/2001 (Liquidity

  Facility: Bayerische Landesbank, Commerzbank, Credit

  Agricole de Indosuez, Credit Locale de France, Landesbank

  Hessen, Morgan Guaranty Trust Co., State Street Bank

  and Trust Co., Toronto Dominion Bank and Westdeutsche

   Landesbank)                                                                                4,500,000                4,500,000

California Pollution Control Financing Authority

  PCR:

      (Chevron U.S.A. Inc. Project) 3%, 5/15/2002                                               700,000  (a)             700,000

      Refunding, VRDN (Pacific Gas and Electric)

         3.65% (LOC; Bank of America)                                                         1,600,000  (a)           1,600,000

   SWDR, VRDN (Western Waste Industries)

      2.80% (LOC; Fleet Bank)                                                                 3,000,000  (a)           3,000,000

California Statewide Communities Development Authority

  Revenues:

    COP (Sisters of Charity)

         4.50%, 12/1/2001 (Insured; MBIA)                                                     1,000,000                1,005,930

      VRDN (Robert Louis Stevenson)

         2.50% (LOC; Allied Irish Banks)                                                      1,250,000  (a)           1,250,000

Charter Mac Low Floater Certificates Trust, VRDN

  2.70% (Insured; MBIA and LOC: Bayerische Landesbank,

   Credit Locale de France and Toronto Dominion Bank)                                         4,000,000  (a)           4,000,000

Duarte, Revenues,  COP (City of Hope National

   Medical Center) 5.75%, 4/1/2002                                                            2,325,000  (b)           2,371,773

Eastern Municipal Water District, Water and Sewer Revenue

  Refunding, COP, VRDN 2.45% (Insured; FGIC and

   SBPA; Chase Manhattan Bank)                                                                1,200,000  (a)           1,200,000

Elsinore Valley Municipal Water District, Water and Sewer

  Revenue, COP, VRDN 2.40% (Insured; FGIC and

   Liquidity Facility; FGIC)                                                                  2,000,000  (a)           2,000,000

Fresno, Sewer Revenue, Refunding, VRDN 2.40%

   (Insured; FGIC and Liquidity Facility; FGIC)                                               1,500,000  (a)           1,500,000

Irvine Public Facilities and Infrastructure Authority

  LR, VRDN (Capital Improvement Project)

   2.55% (LOC; HypoVereinsbank)                                                               2,400,000  (a)           2,400,000

Irvine Ranch Water District, GO Notes, Refunding

  VRDN, District Numbers 102-103-105-106

   3% (LOC; Commerzbank)                                                                        400,000  (a)             400,000

Los Angeles, COP, Equipment and Realty Property

   Acquisition Program 4.25%, 12/1/2001 (Insured; AMBAC)                                      1,980,000                1,991,410



                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Los Angeles County Transportation Commission, Sales Tax

  Revenue:

      6.75%, 7/1/2001                                                                         1,760,000  (b)           1,795,200

      6.90%, 7/1/2001                                                                         2,500,000  (b)           2,550,000

Los Angeles Department of Water and Power, Electric Plant

   Revenue, Refunding 6.375%, 2/1/2002                                                        1,400,000  (b)           1,457,954

Metropolitan Water District, Southern California Water Works

  Revenue, VRDN

   2.90% (LOC; HypoVereinsbank)                                                               2,500,000  (a)           2,500,000

Monterey County Financing Authority, LR VRDN

  (Reclamation & Distribution Projects)

   2.45% (LOC; Credit Locale de France)                                                       2,300,000  (a)           2,300,000

Oakland, COP, VRDN (Capital Equipment Project)

   2.55% (LOC; Landesbank Hessen)                                                             3,200,000  (a)           3,200,000

Orange County, Apartment Development Revenue, Refunding

  VRDN:

      (Capistrano Pointe) 2.50%, (LOC; FHLM)                                                  2,000,000  (a)           2,000,000

      (Larkspur Canyon Apartments) 2.50% (LOC; FNMA)                                          4,500,000  (a)           4,500,000

Oxnard School District, GO Notes, TRAN 5%, 7/25/2001                                          4,700,000                4,702,492

Rancho Water District Financing Authority, LR, VRDN

   2.40% (Insured; FGIC and Liquidity Facility; FGIC)                                         2,700,000  (a)           2,700,000

Sacramento City Union School District, GO Notes, TRAN

   4.40%, 11/28/2001                                                                          3,250,000                3,256,415

San Diego Housing Authority, MFHR, VRDN

   (La Cima) 2.40% (LOC; FHLM)                                                                2,400,000  (a)           2,400,000

San Diego Union School District

   TRAN 5.25%, 10/4/2001                                                                      4,500,000                4,531,410

San Francisco City and County Finance Corporation

  LR, VRDN (Moscone Center Expansion Project)

  2.70% (Insured; AMBAC and LOC: Morgan Guaranty Trust

   Co. and State Street Bank and Trust Co.)                                                   5,300,000  (a)           5,300,000

San Francisco City and County Public Utilities Commission

  Water Revenue, CP 3%, 8/9/2001 (LOC: Bayerische

  Landesbank, Morgan Guaranty Trust Co. and State

   Street and Bank Trust Co.)                                                                 6,900,000                6,900,000

San Luis Coastal Union School District

   GO Notes, TRAN 5%, 8/8/2001                                                                3,750,000                3,753,183

Stockton, MFHR, VRDN (Mariners Pointe Association)

   2.55% (LOC; Lasalle Bank)                                                                  2,500,000  (a)           2,500,000

                                                                                                               The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Sweetwater Union High School District, COP, VRDN

   2.55% (Insured; FSA and LOC; First Union Bank)                                             4,000,000  (a)           4,000,000

University of California, Revenues, CP, Board of Regents

   2.75%, 7/10/2001                                                                           4,600,000                4,600,000

Upland, Apartment Development Revenue, Refunding, VRDN

   (Mountain Springs) 2.45% (LOC; FNMA)                                                       2,200,000  (a)           2,200,000

Watereuse Finance Authority, Revenues, VRDN

   2.70% (Insured; FSA and SBPA; Credit Suisse)                                               1,100,000  (a)           1,100,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $96,165,767)                                                             108.7%               96,165,767

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (8.7%)              (7,665,905)

NET ASSETS                                                                                       100.0%               88,499,862


Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

COP                       Certificate of Participation

CP                        Commercial Paper

FGIC                      Financial Guaranty Insurance

                             Company

FHLM                      Federal Home Loan Mortgage

FNMA                      Federal National Mortgage

                             Association

FSA                       Financial Security Assurance

GO                        General Obligation

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors

                             Assurance Insurance

                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

SBPA                      Standby Bond Purchase

                             Agreement

SWDR                      Solid Waste Disposal Revenue

TRAN                      Tax and Revenue Anticipation
                             Notes

VRDN                      Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 81.4

AAA/AA(c)                        Aaa/Aa(c)                       AAA/AA(c)                                        11.6

Not Rated(d)                     Not Rated(d)                    Not Rated(d)                                      7.0

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(E)  AT JUNE 30, 2001, THE FUND HAD $22,569,113 (25.5% OF NET ASSETS) INVESTED
     IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT UPON
     REVENUES GENERATED FROM LEASE REVENUES.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  96,165,767  96,165,767

Cash                                                                    294,962

Interest receivable                                                     943,857

                                                                     97,404,586
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    33,290

Payable for investment securities purchased                           4,533,379

Bank loan payable--Note 3                                             4,145,000

Dividends payable                                                       191,583

Interest payable--Note 3                                                  1,470

Payable for shares of Beneficial Interest redeemed                            2

                                                                      8,904,724
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       88,499,862
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      88,500,165

Accumulated net realized gain (loss) on investments                        (303)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       88,499,862
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of shares of Beneficial Interest authorized)       88,500,165

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended June 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,403,978

EXPENSES:

Management fee--Note 2                                                 576,864

Interest expense--Note 3                                                23,150

TOTAL EXPENSES                                                         600,014

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
  IN NET ASSETS RESULTING FROM OPERATIONS                            3,803,964

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                      The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                                                           Year Ended June 30,
                                                                                 -----------------------------------
                                                                                        2001                    2000
---------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
   IN NET ASSETS RESULTING FROM OPERATIONS                                          3,803,964              3,397,569
----------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                                                             (3,803,964)            (3,397,569)
----------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                                                     301,848,806            290,132,549

Dividends reinvested                                                                2,296,145              2,030,609

Cost of shares redeemed                                                          (335,130,952)          (282,069,015)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS                                               (30,986,001)            10,094,143

TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (30,986,001)            10,094,143
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                               119,485,863            109,391,720

END OF PERIOD                                                                      88,499,862            119,485,863

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                    Year Ended June 30,
                                                                         --------------------------------------------
                                                                 2001         2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00         1.00          1.00          1.00          1.00

Investment Operations:

Investment income--net                                           .030         .028          .026          .031          .031

Distributions:

Dividends from investment income--net                           (.030)       (.028)        (.026)        (.031)        (.031)

Net asset value, end of period                                   1.00         1.00          1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 3.03         2.85          2.62          3.13           3.11
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average
   net assets                                                     .45          .45           .45            .45           .42

Ratio of interest expense to
   average net assets                                             .02          .01           .01            .01            --

Ratio of net investment income
   to average net assets                                         2.97         2.80          2.58           3.08          3.09

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                         --           --            --             --           .03
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          88,500      119,486       109,392        100,262        80,580

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC California Municipal Money Market Fund (the "fund") is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the " Trust" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund' s investment objective is to provide a high level of current income exempt from Federal and California State income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") ,a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

(c) Concentration of risk: The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended, (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $300 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 2001. If not applied, the carryover expires in fiscal 2008.

At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., the Trust, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.


NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended June 30, 2001 was approximately $369,700 with a related weighted average annualized interest rate of 6.26%.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
The Dreyfus/Laurel Tax-Free Municipal Funds

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC California Municipal Money Market Fund (the "Fund"), of The Dreyfus/Laurel Tax-Free Municipal Funds, including the statement of investments, as of June 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC California Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/KPMG

New York, New York
July 30, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended June 30, 2001 as " exempt-interest divdends" (not subject to regular Federal and, for individuals who are California residents, California personal income taxes).

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus
                        BASIC California Municipal
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  307AR0601




Dreyfus BASIC

Massachusetts Municipal

Money Market Fund

ANNUAL REPORT June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            18   Independent Auditors' Report

                            19   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                  Dreyfus BASIC

                                                        Massachusetts Municipal

                                                              Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus BASIC Massachusetts Municipal Money Market Fund, covering the 12-month period from July 1, 2000 through June 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

While the past year has been difficult for the U.S. economy, we have recently seen signs that economic improvement may be in sight. The Federal Reserve Board' s aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus BASIC Massachusetts Municipal Money Market Fund perform during the period?

For the 12-month period ended June 30, 2001, the fund produced a 3.24% yield and, after taking into account the effects of compounding, a 3.29% effective yield.(1)

We attribute the fund' s performance to our asset allocation strategy, which emphasized variable-rate securities during the first half of the reporting period, when interest rates were relatively stable, and fixed-rate securities with longer weighted average maturities during the second half, when interest rates fell sharply.

What is the fund's investment approach?

The fund' s goal is to seek a high level of current income exempt from federal and Massachusetts income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. To pursue this objective, we attempt to add value by selecting the individual tax-exempt money market instruments from Massachusetts issuers that we believe are most likely to provide high tax-exempt current income, while focusing on credit risk. We also actively manage the fund's weighted average maturity in anticipation of interest-rate and supply-and-demand changes in Massachusetts' short-term municipal marketplace.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

The management of the fund' s weighted average maturity uses a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the fund' s weighted average maturity to make cash available for the purchase of higher yielding securities. This is due to the fact that yields tend to rise temporarily if issuers are competing for investor interest. If we expect demand to
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's weighted average maturity to maintain current yields for as long as practical. At other times, we try to maintain a neutral weighted average maturity.

What other factors influenced the fund's performance?

The  weakening  U.S.  economy  significantly  affected  the  fund's performance.
Lackluster business conditions overall and a weakness in Massachusetts' high-technology industry resulted in lower tax revenues for the commonwealth. In an otherwise weak economy, one solid investment opportunity for the fund has been Massachusetts' ongoing $14 billion highway project called "The Big Dig," which is attempting to ease traffic congestion in Boston. The project recently crossed a milestone by opening a new connecting ramp and closing two older ramps, dramatically improving traffic patterns.

Changes in the interest-rate environment also affected the fund's performance. Interest rates remained stable through the first half of the reporting period, but fell sharply during the second half. In early January, the Federal Reserve Board began reducing short-term interest rates in an effort to stimulate U.S. economic growth and avoid a recession. These rate cuts resulted in lower yields for tax-exempt money market instruments. In response, we modified the fund's asset allocation strategy in an attempt to bolster overall performance while maintaining very high credit quality.

As a short-term municipal money market fund, suitable investments have been primarily in, but are not limited to, three different categories: variable-rate demand notes ("VRDNs"), municipal notes and tax-exempt commercial paper. VRDNs, which are securities on which yields are reset daily or weekly, performed best during the first half of the reporting period, when interest rates were stable. On the other hand, longer term municipal notes and commercial paper provided better returns when interest rates declined during the second half of the reporting period. These longer term investments allowed the fund to lock in higher, existing yields for longer periods as interest rates fell.

What is the fund's current strategy?

As of June 30, 2001, VDRNs remained a core part of the fund's portfolio at approximately 68% of total assets. Approximately 30% of the fund's assets were in municipal notes, with the remaining balance of the fund's total assets allocated to investments in commercial paper. In our opinion, this allocation of assets among VRDNs, municipal notes and commercial paper positions the fund well for what we believe will be stable or moderately declining interest rates in the months ahead.

July 16, 2001

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS


June 30, 2001

                                                                                              Principal
TAX EXEMPT INVESTMENTS--101.3%                                                               Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Boston, GO Notes 4%, 11/1/2001                       1,000,000  1,002,123

Boston Water and Sewer Commission, Revenue, VRDN

   2.45% (LOC; State Street Bank and Trust Co.)                                                 500,000  (a)             500,000

Bridgewater and Raynham Regional School District
   GO Notes, BAN:

      5%, 7/6/2001                                                                            3,750,000                3,750,174

      4.50%, 12/28/2001                                                                       1,500,000                1,501,768

Douglas, GO Notes, BAN 3.50%, 4/12/2002                                                       4,000,000                4,015,048

Holyoke, PCR, Refunding, VRDN
   (Holyoke Water Power Project)

   2.45% (LOC; Toronto Dominion Bank)                                                         1,000,000  (a)           1,000,000

King Philip Regional School District
   GO Notes, BAN 4.50%, 12/27/2001                                                            2,100,000                2,104,288

Lawrence, GO Notes 4.875%, 9/15/2001                                                            250,000                  250,890

Lee, GO Notes, BAN 4.75%, 10/17/2001                                                          5,850,000                5,856,630

Lowell, GO Notes 4.70%, 8/1/2001 (Insured; AMBAC)                                               500,000                  500,670

Lynn, GO Notes 7.85%, 1/15/2002                                                               1,470,000  (b)           1,565,125

Mansfield, GO Notes 6.70%, 1/15/2002
   (Insured; AMBAC)                                                                           2,000,000  (b)           2,075,271

State of Massachusetts, GO Notes:

   BAN 5%, 9/6/2001                                                                           2,500,000                2,503,166

   Refunding:

      5.50%, 11/1/2001                                                                        1,000,000                1,007,086

      VRDN:

         2.45% (LOC; Commerzbank)                                                             4,100,000  (a)           4,100,000

         2.45% (LOC; Toronto Dominion Bank)                                                   3,600,000  (a)           3,600,000

         2.60% (LOC; Landesbank Hessen)                                                       4,600,000  (a)           4,600,000

Massachusetts Bay Transportation Authority
   General Transportation Systems, GO Notes
   VRDN 2.55% (SBPA; Westdeutsche Landesbank)                                                 6,000,000  (a)           6,000,000

Massachusetts Development Finance Agency
   Revenue, VRDN:

      (Meadowbrook School)

         2.60% (LOC; Allied Irish Banks)                                                      3,000,000  (a)           3,000,000

      (Worcester Academy)

         2.60% (LOC; Allied Irish Banks)                                                      3,000,000  (a)           3,000,000

Massachusetts Health and Educational Facilities
   Authority, VRDN:

      College and University Revenue:

         (Bentley College) 2.40% (LOC; State Street Bank
            and Trust Co.)                                                                    1,800,000  (a)           1,800,000

         (Massachusetts Institute of Technology) 2.40%                                        6,000,000  (a)           6,000,000

         Refunding (Harvard University) 2.45%                                                   800,000  (a)             800,000



                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Massachusetts Health and Educational Facilities
  Authority, VRDN:

    College and University Revenue (continued):

         (University of Massachusetts) 2.40%
            (LOC; Credit Local de France)                                                     1,700,000  (a)           1,700,000

         (Williams College) 2.40%                                                             2,895,000  (a)           2,895,000

      Revenues:

         (Falmouth Assisted For Living)
            2.50% (LOC; Fleet Bank)                                                           4,200,000  (a)           4,200,000

         (Hallmark Health Systems) 2.60%
            (Insured; FSA and LOC; Fleet Bank)                                                2,900,000  (a)           2,900,000

         (Partners Healthcare Systems):

            2.50% (Insured; FSA, LOC; Morgan Guaranty

               Trust and Co. and SBPA; Bayerische Landesbank)                                 2,800,000  (a)           2,800,000

            2.55% (Insured; FSA, LOC; Morgan Guaranty

               Trust and Co. and SBPA; Bayerische Landesbank)                                 2,600,000  (a)           2,600,000

         (Wellesley College) 2.60%                                                            1,715,000  (a)           1,715,000

Massachusetts Housing Finance Agency, VRDN:

   2.61% (Insured; MBIA and LOC; HypoVereinsbank)                                             2,600,000  (a)           2,600,000

   Housing Revenue 2.65%
      (Insured; AMBAC and LOC; Commerzbank)                                                   3,080,000  (a)           3,080,000

   Multi-Family Housing, Refunding:

      (Harbor Point) 2.55%
         (Insured; GNMA and LOC; HSBC Bank USA)                                               9,900,000  (a)           9,900,000

      (Housing Project)  2.55% (LOC; FNMA)                                                    1,200,000  (a)           1,200,000

Massachusetts Industrial Finance Agency, VRDN:

  College and University Revenue:

      (Gordon College) 2.60%
         (LOC; State Street Bank and Trust Co.)                                               3,800,000  (a)           3,800,000

      (Mount IDA College) 2.60% (LOC; Credit Local de France)                                 3,500,000  (a)           3,500,000

      Refunding (Showa Women's Institute) 3.35%
         (LOC; The Bank of New York)                                                            200,000  (a)             200,000

   PCR (Holyoke Water Power Co. Project)

      2.50% (LOC; Toronto Dominion Bank)                                                      4,000,000  (a)           4,000,000

Massachusetts Municipal Wholesale Electric Co.
   Power Supply System, Industrial Revenue,
   VRDN 2.50% (Insured; MBIA and LOC; Credit Suisse)                                          2,500,000  (a)           2,500,000

Massachusetts Water Pollution Abatement Trust
   Revenue, Refunding, Pool Program 4%, 8/1/2001                                              1,000,000                1,000,878

Massachusetts Water Resource Authority:

   CP 3.05%, 8/13/2001 (LOC; Morgan Guaranty Trust Co.)                                       2,500,000                2,500,000

   Water Revenue, VRDN (Multi-Modal):

      2.45% (LOC; Landesbank Hessen)                                                          3,500,000  (a)           3,500,000

      2.50% (Insured; AMBAC and SPBA: Bank of
         Nova Scotia, Commerzbank and Credit Locale de France)                                4,250,000  (a)           4,250,000

                                                                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Massachusetts Water Resource Authority:

  Water Revenue, VRDN (Multi-Modal) (continued):

    Refunding:

         2.50%, Series B (Insured; FGIC and
            Liquidity Facility; FGIC)                                                         2,900,000  (a)           2,900,000

         2.50%, Series D (Insured; FGIC and Liquidity
            Facility; FGIC)                                                                   1,100,000  (a)           1,100,000

Newburyport, GO Notes, SAAN 3.28%, 11/8/2001                                                    668,778                  669,197

Northbridge, GO Notes, BAN 4.50%, 2/21/2002                                                   2,000,000                2,015,581

Norwell, GO Notes, BAN 4%, 2/22/2002                                                          2,000,000                2,009,388

Pembroke, GO Notes, BAN 4.25%, 8/9/2001                                                       2,300,000                2,302,526

Rowley, GO Notes, BAN 3.50%, 9/28/2001                                                        1,000,000                1,001,581

Westfield, GO Notes, BAN 4%, 10/19/2001                                                       5,000,000                5,010,365

Westford, GO Notes, BAN 3.25%, 5/16/2002                                                      1,500,000                1,503,172
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $139,884,927)                                                            101.3%              139,884,927

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (1.3%)              (1,837,654)

NET ASSETS                                                                                       100.0%              138,047,273



Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

BAN                       Bond Anticipation Notes

CP                        Commercial Paper

FGIC                      Financial Guaranty

                             Insurance Company

FNMA                      Federal National Mortgage

                             Association

FSA                       Financial Security Assurance

GNMA                      Government National

                             Mortgage Association

GO                        General Obligation

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors

                             Assurance Insurance

                             Corporation

PCR                       Pollution Control Revenue

SAAN                      State Aid Anticipation Notes

SBPA                      Standby Bond Purchase

                             Agreement

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 77.7

AAA/AA (c)                       Aaa/Aa (c)                      AAA/AA (c)                                        7.4

Not Rated (d)                    Not Rated( d)                   Not Rated( d)                                    14.9

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(E)  AT JUNE 30, 2001, THE FUND HAD $37,133,797 (26.9% OF NET ASSETS) INVESTED
     IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT UPON
     REVENUES GENERATED FROM CITY-MUNICIPAL GENERAL OBLIGATIONS.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
  Investments                                         139,884,927   139,884,927

Interest receivable                                                   1,337,006

                                                                    141,221,933
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    60,063

Cash overdraft due to Custodian                                       2,815,626

Dividends payable                                                       298,338

Interest payable--Note 3                                                    631

Receivable for shares of Beneficial Interest redeemed                         2

                                                                      3,174,660
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      138,047,273
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     138,048,584

Accumulated net realized gain (loss) on investments                      (1,311)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      138,047,273
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of shares of Beneficial Interest authorized)      138,056,309

NET ASSET VALUE, offering and redemption price per share ($)              1.00

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended June 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,437,279

EXPENSES:

Management fee--Note 2                                                 664,598

Interest expense--Note 3                                                21,463

TOTAL EXPENSES                                                         686,061

INVESTMENT INCOME--NET, REPRESENTING NET
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   4,751,218

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended June 30,
                                             -----------------------------------

                                                     2001                2000
--------------------------------------------------------------------------------

OPERATIONS ($):

INVESTMENT INCOME--NET,
  REPRESENTING NET INCREASE IN

   NET ASSETS RESULTING FROM OPERATIONS         4,751,218            3,744,406
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (4,751,218)          (3,744,406)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 266,257,257          221,491,665

Dividends reinvested                            1,263,597            1,353,000

Cost of shares redeemed                      (252,500,517)        (222,568,673)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       15,020,337              275,992

TOTAL INCREASE (DECREASE) IN NET ASSETS        15,020,337              275,992
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           123,026,936          122,750,944

END OF PERIOD                                 138,047,273          123,026,936

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                   Year Ended June 30,
                                                                       --------------------------------------------
                                                                 2001       2000        1999         1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00       1.00        1.00         1.00          1.00

Investment Operations:

Investment income--net                                           .032       .032        .027         .031          .031

Distributions:

Dividends from investment income--net                           (.032)     (.032)      (.027)       (.031)        (.031)

Net asset value, end of period                                   1.00       1.00        1.00         1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 3.29       3.21        2.76         3.17          3.12
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                          .45         .45        .45          .47           .37

Ratio of interest expense
   to average net assets                                          .01         .01         --           --            --

Ratio of net investment income

   to average net assets                                         3.22        3.18       2.71         3.15          3.09

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                         --          --         --           --           .09
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         138,047     123,027     122,751     111,394        90,264

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                          The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Massachusetts Municipal Money Market Fund (the "fund") is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series including the fund. The fund' s investment objective is to provide a high level of current income exempt from Federal and Massachusetts State income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") ,a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Concentration of risk: The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the commonwealth and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $1,300 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 2001. If not applied, the carryover expires in fiscal 2002.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

Investment management fee: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., the Trust and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurels Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.


NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended June 30, 2001 was approximately $332,900 with a related weighted average annualized interest rate of 6.45%.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
The Dreyfus/Laurel Tax-Free Municipal Funds

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC Massachusetts Municipal Money Market Fund (the "Fund" ) of The Dreyfus/Laurel Tax-Free Municipal Funds, including the statement of investments, as of June 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Massachusetts Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/KPMG

New York, New York
July 30, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended June 30, 2001 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes).

                                                             The Fund

NOTES



                                                           For More Information

                        Dreyfus
                        BASIC Massachusetts Municipal
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  715AR0601